                                                                 Exhibit 10.6

                                             CONFIDENTIAL TREATMENT REQUESTED
                                             --------------------------------
                                               FOR PORTIONS OF THIS DOCUMENT.
                                               ------------------------------
                                    PORTIONS FOR WHICH CONFIDENTIAL TREATMENT
                                    -----------------------------------------
              IS REQUESTED ARE DENOTED BY [confidential treatment requested].
              ---------------------------------------------------------------
                                    CONFIDENTIAL INFORMATION OMITTED HAS BEEN
                                    -----------------------------------------
                                                    FILED SEPARATELY WITH THE
                                                    -------------------------
                                          SECURITIES AND EXCHANGE COMMISSION.
                                          -----------------------------------




                             INFORMATION TECHNOLOGY

                                SERVICE AGREEMENT



                                     BETWEEN



                                KELLWOOD COMPANY



                                       AND



                       ELECTRONIC DATA SYSTEMS CORPORATION






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KELLWOOD COMPANY / ELECTRONIC DATA SYSTEMS CORPORATION   IT SERVICE AGREEMENT

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
                                               TABLE OF CONTENTS
                                                                                                          PAGE
                                                                                                          ----
1.   SCOPE OF SERVICES.......................................................................................9

     1.1.   GENERAL DESCRIPTION OF SERVICES..................................................................9
            1.1.1.  Scope of Services.......................................................................10
     1.2.   TRANSITION......................................................................................10
            1.2.1.  Transformation Services.................................................................10
            1.2.2.  Critical Milestones.....................................................................10
            1.2.3.  Progress Reports........................................................................10
     1.3.   MANAGEMENT SERVICES.............................................................................11
            1.3.1.  Procurement.............................................................................11
            1.3.2.  Disaster Recovery.......................................................................11
            1.3.3.  Security Management.....................................................................11
     1.4.   TECHNOLOGY MANAGEMENT; UPGRADES AND ENHANCEMENTS................................................12
            1.4.1.  Technological Enhancements..............................................................12
            1.4.2.  Technology Planning.....................................................................12
            1.4.3.  Baseline Technology Upgrades............................................................14
            1.4.4.  Shared Resources........................................................................14
     1.5.   VIRUSES AND DISABLING DEVICES...................................................................14
     1.6.   END-USER SATISFACTION AND COMMUNICATION.........................................................15
     1.7.   STANDARDS AND PROCEDURES MANUAL.................................................................15
            1.7.1.  Development of Manual...................................................................15
            1.7.2.  Content of Manual.......................................................................15
     1.8.   SERVICE COMPATIBILITY...........................................................................16
     1.9.   MASLs...........................................................................................16
            1.9.1.  Commitment to MASLs.....................................................................16
            1.9.2.  MASL Measurement and Reporting..........................................................17
            1.9.3.  Root-Cause Analysis and Resolution......................................................17
            1.9.4.  Improvements in Performance.............................................................18
            1.9.5.  Service Compliance Relief...............................................................18
     1.10.  NON-EXCLUSIVITY.................................................................................18
     1.11.  1996 CONTRACT...................................................................................19

2.   ASSETS AND THIRD-PARTY CONTRACTS.......................................................................19

     2.1.   KELLWOOD-OWNED EQUIPMENT........................................................................19
     2.2.   KELLWOOD-LEASED EQUIPMENT.......................................................................19
     2.3.   THIRD-PARTY APPROVALS...........................................................................19
     2.4.   RETURN OF KELLWOOD EQUIPMENT....................................................................20
     2.5.   PROVISION OF EDS ASSETS.........................................................................20
            2.5.1.  Use of EDS Equipment by EDS Employees...................................................20
            2.5.2.  Provision of EDS Equipment to Kellwood..................................................20
            2.5.3.  Installation of EDS Equipment...........................................................20
            2.5.4.  Maintenance of EDS Equipment............................................................20
     2.6.   RETURN AND ACQUISITION OF EDS EQUIPMENT BY KELLWOOD.............................................21
     2.7.   KELLWOOD MAINTENANCE AGREEMENTS.................................................................21
     2.8.   FURTHER ASSURANCES..............................................................................21

3.   HUMAN RESOURCES........................................................................................22

     3.1.   EDS EMPLOYEES...................................................................................22
     3.2.   SOLICITATION OF PERSONNEL.......................................................................22

4.   PROVISION OF RESOURCES BY KELLWOOD.....................................................................22

     4.1.   OFFICE SPACE AND FURNISHINGS....................................................................22

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     4.2.   SPECIFIC HARDWARE AND CARRIER CHARGES...........................................................23
     4.3.   ACCESS TO PERSONNEL AND INFORMATION.............................................................23
     4.4.   OTHER FACILITY-RELATED OBLIGATIONS..............................................................23

5.   RETAINED AUTHORITY.....................................................................................24

     5.1.   STRATEGIC AND OPERATIONAL PLANNING..............................................................25
     5.2.   SERVICE DESIGN AND DELIVERY.....................................................................25
     5.3.   MOVES, ADDS, AND CHANGES; APPLICATIONS DEVELOPMENT..............................................25
     5.4.   CONTRACT MANAGEMENT.............................................................................26
     5.5.   BUDGET MANAGEMENT...............................................................................26
     5.6.   VALIDATION AND VERIFICATION.....................................................................26
     5.7.   OTHER RETAINED AUTHORITY........................................................................26
     5.8.   REVIEW AND ACCEPTANCE...........................................................................26
            5.8.1.  Acceptance Testing......................................................................26
            5.8.2.  Cure....................................................................................27
            5.8.3.  Final Acceptance........................................................................27

6.   FINANCIAL TERMS........................................................................................28

     6.1.   [CONFIDENTIAL TREATMENT REQUESTED]..............................................................29
     6.2.   PRICING AUDIT...................................................................................29
     6.3.   REDUCTION OF PAYMENTS...........................................................................30
     6.4.   TAXES...........................................................................................30
     6.5.   BENCHMARKING....................................................................................30
     6.6.   OTHER SERVICES..................................................................................31
     6.7.   INITIATIVE FEES.................................................................................32
     6.8.   FEE REDUCTIONS..................................................................................32
     6.9.   ONLY PAYMENTS...................................................................................32
     6.10.  SET OFF.........................................................................................32
     6.11.  DISPUTED AMOUNTS................................................................................32
     6.12.  PROCUREMENT.....................................................................................33
     6.13.  COST OF LIVING ADJUSTMENT.......................................................................33
            6.13.1.  Adjustment.............................................................................33
            6.13.2.  Change of Index........................................................................34

7.   RELATIONSHIP MANAGEMENT................................................................................34

     7.1.   PERSONNEL.......................................................................................34
            7.1.1.  EDS' Key Personnel......................................................................34
            7.1.2.  EDS Contract Manager....................................................................35
            7.1.3.  Kellwood Key Personnel and Representatives..............................................36
            7.1.4.  Additional Personnel Requirements.......................................................36
            7.1.5.  Minimum Proficiency Levels..............................................................36
            7.1.6.  Specialized Personnel...................................................................37
            7.1.7.  Training................................................................................37
            7.1.8.  Replacement of Personnel................................................................37
            7.1.9.  Supervision and Conduct of EDS Personnel................................................37
     7.2.   MANAGEMENT COMMITTEE............................................................................38
     7.3.   PARTIES' RELATIONSHIP...........................................................................38
     7.4.   WORK ORDER PROCEDURES; CHANGE MANAGEMENT PROCEDURE..............................................38

8.   INITIATIVES............................................................................................39

     8.1.   INITIATIVE REQUIREMENTS AND PROCESS.............................................................39
     8.2.   COOPERATION AND COORDINATION....................................................................40
     8.3.   RIGHT OF FIRST REFUSAL..........................................................................40

9.   LIMITATION OF FUTURE CONTRACTS.........................................................................41

10.  PROPRIETARY RIGHTS.....................................................................................41

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     10.1.  OWNERSHIP OF WORK PRODUCT.......................................................................41
            10.1.1.  Kellwood Sole Owner....................................................................41
            10.1.2.  Existing Intellectual Property.........................................................42
            10.1.3.  EDS Methodologies......................................................................42
            10.1.4.  Intellectual Property..................................................................42
            10.1.5.  Third-Party Underlying Works...........................................................43
     10.2.  RIGHTS AND LICENSES.............................................................................43
            10.2.1.  Necessary to the Services..............................................................43
            10.2.2.  Advance Consents.......................................................................43
     10.3.  KELLWOOD DATA...................................................................................43
     10.4.  INFRINGEMENT....................................................................................44
     10.5.  COOPERATION.....................................................................................44

11.  SECURITY AND PROTECTION OF INFORMATION.................................................................45

     11.1.  SECURITY........................................................................................45
            11.1.1.  Security and Policies..................................................................45
            11.1.2.  Information Access.....................................................................45
            11.1.3.  Background Checks......................................................................45
            11.1.4.  Other Policies.........................................................................46
            11.1.5.  Minimum Security Standards and Audit...................................................46
     11.2.  PROTECTION OF KELLWOOD CONFIDENTIAL INFORMATION.................................................46
            11.2.1.  Nondisclosure; EDS Policies and Procedures.............................................46
            11.2.2.  Disclosure Requests....................................................................47
            11.2.3.  Permitted Disclosure...................................................................47
            11.2.4.  Publicity..............................................................................47
     11.3.  LEGALLY REQUIRED DISCLOSURE.....................................................................47
     11.4.  NOTIFICATION....................................................................................47
     11.5.  INJUNCTIVE RELIEF...............................................................................48
     11.6.  RETURN OF CONFIDENTIAL INFORMATION..............................................................48
     11.7.  EDS CONFIDENTIAL INFORMATION....................................................................48

12.  TERM    ...............................................................................................49

     12.1.  INITIAL TERM; RENEWALS..........................................................................49
            12.1.1.  Initial Term...........................................................................49
            12.1.2.  Extensions by Kellwood.................................................................49
     12.2.  EARLY TERMINATION FOR CONVENIENCE...............................................................49
     12.3.  TERMINATION FOR DEFAULT.........................................................................50
            12.3.1.  Termination for EDS Default............................................................50
            12.3.2.  Termination for Kellwood Default.......................................................50
     12.4.  TERMINATION FOR FORCE MAJEURE EVENT.............................................................50
     12.5.  TERMINATION FOR INSOLVENCY......................................................................51
     12.6.  TERMINATION FOR DISBARMENT......................................................................51
     12.7.  EFFECT OF ENDING OF TERM........................................................................51
     12.8.  NO TERMINATION BY EDS...........................................................................51

13.  DISENTANGLEMENT........................................................................................51

     13.1.  GENERAL OBLIGATIONS.............................................................................51
     13.2.  DISENTANGLEMENT PROCESS.........................................................................52
     13.3.  SPECIFIC OBLIGATIONS............................................................................52
            13.3.1.  Full Cooperation and Information.......................................................52
            13.3.2.  No Interruption or Adverse Impact......................................................53
            13.3.3.  Third-Party Authorizations.............................................................53
            13.3.4.  Licenses to Proprietary Software.......................................................53
            13.3.5.  Transfer of Assets.....................................................................53
            13.3.6.  Transfer of Leases, Licenses, and Contracts............................................54
            13.3.7.  Delivery of Kellwood Confidential Information..........................................54

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            13.3.8.  Hiring of Employees....................................................................54
     13.4.  PREPARATION FOR DISENTANGLEMENT.................................................................55
            13.4.1.  Complete Documentation.................................................................55
            13.4.2.  Maintenance of Assets..................................................................55
            13.4.3.  Advance Written Consents...............................................................55
            13.4.4.  All Necessary Cooperation and Actions..................................................55

14.  REMEDIES; LIMITATIONS OF LIABILITY.....................................................................56

     14.1.  REMEDIES CUMULATIVE.............................................................................56
     14.2.  ATTORNEYS' FEES.................................................................................56
     14.3.  LIMITATION OF LIABILITY AND DISCLAIMERS.........................................................56
     14.4.  FORCE MAJEURE EVENTS............................................................................57

15.  INSURANCE..............................................................................................58

     15.1.  REQUIRED GENERAL LIABILITY INSURANCE COVERAGE...................................................58
            15.1.1.  Commercial General Liability Insurance.................................................58
            15.1.2.  Additional Insureds....................................................................59
            15.1.3.  Primary Insurance Endorsement..........................................................59
            15.1.4.  Form of General Liability Insurance Policies...........................................59
     15.2.  BUSINESS AUTOMOBILE LIABILITY INSURANCE.........................................................59
     15.3.  STATUTORY WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY INSURANCE..............................59
     15.4.  PROFESSIONAL ERRORS AND OMISSIONS LIABILITY INSURANCE/ELECTRONIC ERRORS AND OMISSIONS...........59
     15.5.  EMPLOYEE DISHONESTY AND COMPUTER FRAUD..........................................................60
     15.6.  PROPERTY INSURANCE..............................................................................60
     15.7.  GENERAL PROVISIONS..............................................................................60
            15.7.1.  Evidence of Insurance..................................................................60
            15.7.2.  "Claims-Made Coverage".................................................................60
            15.7.3.  Notice of Cancellation or Change of Coverage...........................................61

16.  INVOICES AND REPORTS...................................................................................61

     16.1.  INVOICES........................................................................................61
            16.1.1.  General................................................................................61
            16.1.2.  Fee-Reductions.........................................................................62
            16.1.3.  Other Services.........................................................................62
            16.1.4.  Initiatives............................................................................62
     16.2.  REPORTS.........................................................................................62
            16.2.1.  General................................................................................62
            16.2.2.  Media..................................................................................62

17.  RECORDKEEPING AND AUDIT RIGHTS.........................................................................63

     17.1.  RECORDKEEPING...................................................................................63
     17.2.  OPERATIONAL AUDIT RIGHTS........................................................................63

18.  LEGAL COMPLIANCE.......................................................................................64

     18.1.  COMPLIANCE WITH ALL LAWS AND REGULATIONS........................................................64
     18.2.  EDS PERMITS AND LICENSE.........................................................................64
     18.3.  HAZARDOUS MATERIALS.............................................................................64

19.  REPRESENTATIONS AND WARRANTIES.........................................................................65

     19.1.  EDS REPRESENTATIONS, WARRANTIES, AND RELATED COVENANTS..........................................65
            19.1.1.  Performance of the Services............................................................65
            19.1.2.  Conflict of Interest...................................................................65
            19.1.3.  Financial Condition and Information....................................................66
            19.1.4.  Litigation and Service of Process......................................................67
            19.1.5.  Proprietary Rights Infringement........................................................67
            19.1.6.  Legal and Corporate Authority..........................................................67

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            19.1.7.  Violations.............................................................................68
            19.1.8.  Information Furnished to Kellwood......................................................68
            19.1.9.  Previous Contracts.....................................................................68
     19.2.  KELLWOOD'S REPRESENTATIONS, WARRANTIES, AND COVENANTS...........................................68
            19.2.1.  Legal Authority........................................................................68
            19.2.2.  Disclaimer.............................................................................68
            19.2.3.  Information Furnished to EDS...........................................................69
     19.3.  WARRANTY DISCLAIMER.............................................................................69
     19.4.  WAIVER..........................................................................................69

20.  INDEMNIFICATION........................................................................................69

     20.1.  BY EDS..........................................................................................69
            20.1.1.  Technology.............................................................................69
            20.1.2.  Injury, Property, or Other Damage......................................................70
            20.1.3.  Third-Party Contracts..................................................................70
            20.1.4.  [confidential treatment requested].....................................................70
            20.1.5.  Hazardous Material.....................................................................71
            20.1.6.  Proprietary Information Disclosure.....................................................71
     20.2.  BY KELLWOOD.....................................................................................71
            20.2.1.  Technology.............................................................................71
            20.2.2.  Third-Party Contracts..................................................................71
            20.2.3.  Hazardous Materials....................................................................72
            20.2.4.  Injury, Property or Other Damage.......................................................72
     20.3.  WAIVER OF SUBROGATION...........................................................................72
     20.4.  GENERAL OBLIGATION..............................................................................72

21.  DISPUTE RESOLUTION.....................................................................................73

     21.1.  RESOLUTION PROCESS..............................................................................73
     21.2.  MEDIATION.......................................................................................73
     21.3.  LEGAL ACTION....................................................................................74
     21.4.  DE MINIMIS DISPUTES.............................................................................74
     21.5.  NO TERMINATION OR SUSPENSION OF SERVICES........................................................74
     21.6.  NO LIMITATION ON KELLWOOD REMEDIES FOR DEFAULT..................................................74

22.  KELLWOOD APPROVAL OF PROMOTIONS........................................................................75

23.  EDS APPROVAL OF PROMOTIONS.............................................................................75

24.  USE OF AFFILIATES AND SUBCONTRACTORS...................................................................75

     24.1.  APPROVAL; KEY SUBCONTRACTORS....................................................................75
     24.2.  SUBCONTRACTOR AGREEMENTS........................................................................75
     24.3.  LIABILITY AND REPLACEMENT.......................................................................76
     24.4.  DIRECT AGREEMENTS...............................................................................76

25.  DEFINITIONS............................................................................................76

     25.1.  AFFILIATE.......................................................................................76
     25.2.  AGREEMENT.......................................................................................76
     25.3.  BASELINE TECHNOLOGY.............................................................................76
     25.4.  COLA............................................................................................76
     25.5.  CONFIDENTIAL INFORMATION........................................................................77
     25.6.  CONTRACT YEAR OR CY.............................................................................77
     25.7.  EDS INDEMNITEES.................................................................................77
     25.8.  EDS KEY PERSONNEL...............................................................................77
     25.9.  CRITICAL MILESTONES.............................................................................77
     25.10. DEFAULT.........................................................................................77
     25.11. END-USER........................................................................................78
     25.12. ENVIRONMENTAL LAWS..............................................................................78

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     25.13. FEES............................................................................................78
     25.14. FORCE MAJEURE EVENT.............................................................................79
     25.15. GAAP............................................................................................79
     25.16. HAZARDOUS MATERIALS.............................................................................79
     25.17. KELLWOOD CONFIDENTIAL INFORMATION...............................................................79
     25.18. KELLWOOD DATA...................................................................................80
     25.19. KELLWOOD INDEMNITEES............................................................................80
     25.20. KELLWOOD REPRESENTATIVE.........................................................................80
     25.21. KELLWOOD SOFTWARE...............................................................................80
     25.22. KEY SUBCONTRACTORS..............................................................................81
     25.23. MANAGED CONTRACTS AND LEASES....................................................................81
     25.24. MASL............................................................................................81
     25.25. OTHER SERVICES..................................................................................81
     25.26. PARTY...........................................................................................81
     25.27. PERSON..........................................................................................81
     25.28. PROBLEM.........................................................................................81
     25.29. PROBLEM RESOLUTION REPORT.......................................................................82
     25.30. RESIDUALS.......................................................................................82
     25.31. SERVICES........................................................................................82
     25.32. SUBCONTRACTOR...................................................................................82
     25.33. UNDERLYING WORKS................................................................................83
     25.34. WORK ORDER......................................................................................83
     25.35. WORK PRODUCT....................................................................................83

26.  MISCELLANEOUS..........................................................................................83

     26.1.  ENTIRE AGREEMENT................................................................................83
     26.2.  ORDER OF PRECEDENCE.............................................................................84
     26.3.  CAPTIONS; REFERENCES; TERMINOLOGY...............................................................84
     26.4.  ASSIGNMENT......................................................................................84
     26.5.  NOTICES TO A PARTY..............................................................................84
     26.6.  AMENDMENTS; WAIVERS.............................................................................85
     26.7.  RELATIONSHIP BETWEEN, AND LEGAL STATUS OF, THE PARTIES..........................................86
     26.8.  SEVERABILITY....................................................................................86
     26.9.  COUNTERPARTS....................................................................................86
     26.10. LAWS AND REGULATIONS............................................................................86
     26.11. VENUE AND JURISDICTION..........................................................................87
     26.12. NO THIRD-PARTY BENEFICIARIES....................................................................87
     26.13. EXPENSES........................................................................................87
     26.14. SURVIVAL........................................................................................87
     26.15. NEITHER PARTY CONSIDERED DRAFTER................................................................87
     26.16. FINALIZATION OF SCHEDULES.......................................................................87



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                                    SCHEDULES
                                    ---------



Schedule A            Distributed Computing Service Level Requirements

Schedule B            Applications Service Level Requirements

Schedule C            Network Service Level Requirements

Schedule D            Voice Communications Service Level Requirements

Schedule E            Help Desk Service Level Requirements

Schedule F            Enterprise Operations Center Service Level Requirements

Schedule G            Incentives and Fee Reductions

Schedule H            Pricing Schedule

Schedule I            Management Committee

Schedule J            Work Order Form; Change Management Procedures

Schedule K            Kellwood Policies

Schedule L            List of Managed Assets

Schedule M            List of Managed Contracts and Leases

Schedule N            EDS' Key Personnel

Schedule O            Kellwood Key Personnel

Schedule P            Early Termination Fees

Schedule Q            List of Approved Subcontractors

Schedule R            In-Scope Locations

Schedule S            EDS Documentation Guidelines

Schedule T            EDS Leases and Assets



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                             INFORMATION TECHNOLOGY
                             ----------------------

                               SERVICES AGREEMENT
                               ------------------



                  This INFORMATION TECHNOLOGY SERVICE AGREEMENT (the "Agreement") is entered into as of the latest date following the signatures of the Parties (the "Contract Signing Date"), by and between KELLWOOD COMPANY, a Missouri corporation, ("Kellwood") with corporate offices at 600 Kellwood Parkway, Chesterfield Missouri, 63017 and ELECTRONIC DATA SYSTEMS CORPORATION, a Delaware corporation, ("EDS Corporation"), and EDS INFORMATION SERVICES L.L.C., a Delaware limited liability company ("EIS") with corporate offices at 5400 Legacy Drive, H3-3A-05, Plano, Texas 75024-3105. The obligations of EDS Corporation set forth in this Agreement will be performed by EDS Corporation, itself and through its direct and indirect wholly-owned subsidiaries, including EIS (collectively, "EDS" or "Provider"). EDS Corporation will remain responsible for the obligations performed by EIS and such other subsidiaries to the same extent as if such obligations were performed by EDS Corporation. By executing this Agreement, EIS also agrees to be bound by, and subject to, the terms and conditions of this Agreement to the same extent as EDS Corporation. EDS and Kellwood may be referred to in this Agreement individually as a "Party" and together as "Parties".


                                    RECITALS

WHEREAS, Kellwood, is approaching the sixth year of its information technology ("IT") outsourcing contract with EDS, dated June 21, 1996, Kellwood seeks to enter into a new agreement and thereby extend and update its contractual arrangement with EDS.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, hereby contract and agree as follows:


1.       SCOPE OF SERVICES

         1.1.     GENERAL DESCRIPTION OF SERVICES


         Subject at all times to Kellwood's exercise of its management and oversight functions and prerogatives, as identified in Section 5 or otherwise, and subject to the provisions of the Agreement hereof; EDS shall perform all of the Services outlined in this Agreement, including those in this Section, and all Schedules attached to this Agreement, in which obligations of Kellwood and EDS are set forth in detail.

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         In all cases, EDS shall deliver high-quality, value-added services in compliance with this agreement and the attached Schedules that assist Kellwood in effectively utilizing IT to increase the efficiency and productivity of Kellwood business operations. Unless otherwise expressly stated in the Schedules to this Agreement or elsewhere in this Agreement, EDS shall commence all Services under this Agreement at 12:01 a.m., local time, on the Contract Signing Date.

                  1.1.1.   SCOPE OF SERVICES.

                  Starting on the Contract Signing Date and continuing during the Term, EDS shall provide and perform the Services to and for Kellwood as follows:

                  (a) each of the Services specifically described and defined in this Section 1, the attached Schedules, or elsewhere in this Agreement; and

                  (b) if any Services, functions, responsibilities or tasks not specifically described in this Agreement are required for the proper performance and provision of the Services and are an inherent part of, or a necessary sub-part included within, the Services described above and elsewhere in this Agreement, such services, functions, responsibilities and tasks shall be deemed to be implied by and included within the scope of the Services to the same extent and in the same manner as if specifically described in this Agreement.

         1.2.     TRANSITION

                  1.2.1.   TRANSFORMATION SERVICES

                  EDS shall accomplish the transparent, seamless, orderly, and uninterrupted transition from the manner in which Kellwood currently receives all services pursuant to the 1996 Contract to the Services described in this Agreement.

                  1.2.2.   CRITICAL MILESTONES

                  The Parties recognize and agree that time is of the essence for a successful transformation and they have designated certain actions and projects in this Agreement as Critical Milestones. If EDS fails to meet any Critical Milestone by the date corresponding thereto, EDS shall be subject to Fee Reductions pursuant to the MASL's attached as Schedule G hereof.

                  1.2.3.   PROGRESS REPORTS

                  EDS shall provide to the Kellwood CIO (or his/her Representative) a written update as to progress of the transition and transformation implementation, at least monthly until such implementation and each of EDS' responsibilities thereunder have been met.

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         1.3.     MANAGEMENT SERVICES

                  Commencing at 12:01 a.m., local time, on the Contract Signing Date, and at all times thereafter during the Term, except as otherwise expressly stated herein, EDS shall perform, at all in-scope Kellwood Sites, as described in Schedule R, all Services under this Agreement.

                  1.3.1.   PROCUREMENT

                  EDS shall procure, for its use in providing the Services, all hardware, software, and network facilities needed in order for EDS to provide the Services in accordance with this Agreement. EDS' procurement responsibilities shall include: procurement of additional assets; evaluation of vendor qualifications and independence; negotiation of prices; obtaining the [confidential treatment requested] rates and discounts available; distribution and installation of all procured items; and software license compliance. All procurement activities necessary for EDS to administer this Agreement, and all purchase prices, license fees, lease payments, and support and maintenance fees for all EDS owned or leased assets in Schedule T, shall be paid for by EDS.

                  1.3.2.   DISASTER RECOVERY

                  Not later than ninety (90) days after the Contract Signing Date, EDS shall provide Kellwood a complete disaster recovery plan, for Kellwood's review and approval, designed to provide for the continuing availability of Services as designated in this Agreement, during any event that would, under the circumstances, otherwise affect EDS' ability to deliver the Services. Commencing not later than ninety (90) days after Kellwood's approval, EDS shall implement the plan and provide or make available the disaster recovery services to Kellwood. EDS shall provide such disaster recovery services at all times without regard to any Force Majeure Event or the failure of any system (or any component thereof) to be Y2K Compliant. Such disaster recovery services shall include the preparation and regular testing and updating of a disaster recovery plan (including plans for data, backups, storage management, contingency operations), the reservation of capacity at alternate site facilities, and disaster recovery services in the event that Kellwood determines that a disaster has occurred. EDS shall update and test all disaster recovery procedures not less frequently than once annually. Kellwood will bear the expense for hot site agreements for Kellwood-Owned Equipment and EDS Equipment dedicated to Kellwood at Kellwood sites.

                  1.3.3.   SECURITY MANAGEMENT

                  EDS shall provide physical and logical protection for Kellwood hardware, software, applications and data that meet or exceed industry standards at EDS facilities utilized to provide Services under this Agreement. This may include, without limitation, the use of: 1) a security force, 2) gates and other barriers, 3) electronic or physical locks,
4) man-traps, 5) biological identification systems, such as fingerprint scanners, 6) system identifiers and passwords, 7) database locks and passwords, and 8) periodic security checks. EDS shall provide Kellwood with access, subject to EDS' reasonable access security requirements,

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seven days a week, 24 hours a day to EDS data centers and other locations as appropriate for the purposes of inspection and monitoring access and use of Kellwood data and maintaining Kellwood systems provided Kellwood requests access in advance and is escorted by an EDS account representative. EDS shall provide such assistance which may be reasonably required in connection with any such inspection and monitoring.

         1.4.     TECHNOLOGY MANAGEMENT; UPGRADES AND ENHANCEMENTS

                  1.4.1.   TECHNOLOGICAL ENHANCEMENTS

                  It is expected that, as part of the Services provided by EDS under this Agreement and included within the Fees, EDS shall provide the technology management and upgrade services as set forth herein, and as described in this Agreement, throughout the Term. Unless otherwise directed by Kellwood, such Services shall include installation, implementation and maintenance of upgraded and replacement assets for all assets used in the provision of Current Services and/or the Services.

                  EDS shall provide resources to perform such upgrades and replacements at no additional cost beyond the Fees and shall schedule such upgrades and replacements in advance and in such a way as to prevent any interruption or disruption of Services, or any diminution in the nature or level of any portion of the Services. EDS shall be required to obtain the prior written consent of Kellwood before maintaining, upgrading, or replacing any asset that is used in the satisfaction of this if such maintenance, upgrade, or replacement could result in any material change in the method, manner or types of Services that are being provided hereunder to Kellwood. Kellwood shall be financially responsible for the acquisition of upgrades and replacements of Kellwood owned or leased assets and for assets specifically called out as Kellwood's responsibility in Schedule T. EDS shall be financially responsible for the acquisition of upgrades and replacements of EDS leased or owned assets required for EDS to meet MASL's.

                  1.4.2.   TECHNOLOGY PLANNING

                  Each Contract Year, EDS and Kellwood shall jointly prepare a plan (the "Technology Plan") in accordance with the following procedures:

                  (a) The Technology Plan will be composed of short-term and long-range plans, which tie into business goals. The long-range plan will include strategic and flexible use of information technology systems in light of Kellwoods anticipated business goals, current mission, objectives and its priorities and strategies. The short-term plan will include information technology budget development for the next fiscal year and an identification of proposed software and hardware, as appropriate, for which technology refresh may be needed in the next Contract Year, and a projected time schedule for obtaining the necessary software, hardware and services and implementing the proposed changes. EDS will on a regular basis and prior to the


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                           preparation of each Annual Technology Plan (i)
                           identify EDS and non-EDS products and technology services that may benefit Kellwood and support the mission, goals and objectives of Kellwood,
                           (ii) identify EDS or Kellwood resources required to complete the long-range and short-term plans and (iii) upon request of Kellwood investigate the requirements, costs and benefits of new technology.

                  (b) Kellwood and EDS will prepare the initial draft of the first Technology Plan based on the Agreement. EDS will provide input and information regarding industry trends in production capabilities and pricing and the implementation of proposed hardware and software changes. The first Technology Plan will then be amended and updated by EDS each Contract Year, and will, upon approval by Kellwood establish the mutual agreement by the Parties as to the strategic approach to EDS' conduct and implementation of the technology management and upgrade services as set forth herein, throughout the balance of the Term and as part of the Fees.

                  (c) The first Technology Plan under this Agreement will be completed on or before 180 days into the Agreement and annually during the Term.

                  (d) Notwithstanding the development of the Technology Plan on an annual basis, EDS shall also have a regular and ongoing responsibility during each Contract Year to provide Kellwood with information regarding any newly improved or enhanced commercially available information technology, including equipment and improved processes, that could reasonably be expected to have a positive impact in terms of increased efficiency, increased quality, or reduced costs ("Enhanced Technology") for evaluation. At a minimum, at least once during the first six months and once during the second six months of each Contract Year, EDS shall meet with Kellwood and provide Kellwood with a written report to inform Kellwood of Enhanced Technology that EDS and its principal Subcontractors are developing and to provide information about IT trends and directions of which Kellwood should be made aware.

                  (e) Upon the identification of any Enhanced Technology that the Parties believe would materially improve performance, or reduce the cost, of the Services, the Parties will meet and discuss in good faith the terms upon which such Enhanced Technology may be implemented into the Services, including detailed MASLs specific to each enhancement and in the format used in Schedules A through F hereof for the Services.


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                  1.4.3.   BASELINE TECHNOLOGY UPGRADES

                  EDS will keep all Services under this Agreement current with industry advances as described below. Within ninety (90) days of the Contract Signing Date EDS will develop, subject to Kellwood approval, a Technology Refresh Plan and Schedule for upgrade and replacement. As a base requirement, EDS must support maintaining Kellwood current with leading technology standards. In this regard, EDS shall provide the personnel resources necessary to upgrade all the hardware and software in Schedules A - F, L, M and T so it will be kept at levels supportable by manufacturers and equipment will be upgraded or replaced as required to meet agreed upon Service Level Agreements (SLAs) or manufacturer recommended requirements. In the event the upgrade will cause an incompatibility with 3rd party provided hardware or software, then the Parties will mutually agree on the appropriate actions to be taken relative to such upgrade. Additionally, as hardware and software upgrades and maintenance become available from their respective vendors, EDS is to notify Kellwood within thirty (30) days and coordinate implementation of the upgrades and maintenance. EDS will provide personnel to support all Baseline Technology upgrades without an increase in charges to Kellwood. If EDS fails to satisfy this requirement and Kellwood incurs additional costs due to acquiring a 3rd party to perform the upgrades, maintenance or replacements due to EDS' failure, EDS shall reimburse or credit Kellwood for such additional 3rd party costs and expenses. Kellwood shall be financially responsible for the acquisition of upgrades, maintenance and replacements of Kellwood owned or leased assets, Schedules L and M, and for assets specifically called out as Kellwood's responsibility in Schedule
T. EDS shall be financially responsible for the acquisition of upgrades, maintenance and replacements of EDS leased or owned assets required for EDS to meet MASL's.

                  1.4.4.   SHARED RESOURCES

                  Prior to migrating or relocating any of the hardware or software in Schedules L, M or T to a shared hardware or software environment, or to any shared network or platform ("Shared Resources"), EDS shall provide for review and approval to Kellwood, a proposal for such migration or relocation, including a listing of all Shared Use Assets used to provide the service and a breakdown of the price benefits and savings or risks to Kellwood during the Term and following the expiration or termination of this Agreement. As part of the Disentanglement, upon the expiration or termination of this Agreement, EDS shall identify and assist Kellwood in procuring suitable functionally equivalent replacements for any Shared Resources or Shared Use Assets, such as hardware, software, networks or platforms then used by EDS, to provide the Services.

         1.5.     VIRUSES AND DISABLING DEVICES

                  EDS shall implement and use commercially reasonable practices at all times during the Term to identify, screen, and prevent, and shall not itself intentionally install, any Disabling Device in resources utilized by EDS, Kellwood, or any third party, in connection with the Services. A "Disabling Device" is any virus, timer, clock, counter, time lock, time bomb, or other limiting design, instruction, or routine that could, if triggered, erase data or

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programming or cause the resources to become inoperable or otherwise incapable of being used in the full manner for which such resources were intended to be used. EDS shall be responsible to reduce or eliminate the effects of any Disabling Device installed or injected by any third party and discovered in such resources and use commercially reasonable efforts to prevent or minimize a loss of operating efficiency or data.

         1.6.     END-USER SATISFACTION AND COMMUNICATION

                  EDS shall conduct End-User satisfaction surveys during the Term in accordance with this section. The surveys shall cover a representative sample of the End-Users and, as a separate sample category, senior Kellwood management. Kellwood shall provide reasonable assistance to EDS to: (i) identify the appropriate sample of End-Users; (ii) distribute the surveys; and (iii) encourage participation by such End-Users in order to obtain meaningful results. The EDS Contract Manager shall review the results of the survey with Kellwood. Additionally, within ninety (90) days of the Signing Date, EDS shall submit an End-User communication plan to Kellwood, for its review and approval. Such plan shall include, at a minimum, monthly updates to the End-Users regarding the results of the satisfaction surveys. The communication plan shall be reviewed and modified by the Parties, as appropriate, not less frequently than once annually.

         1.7.     STANDARDS AND PROCEDURES MANUAL

                  1.7.1.   DEVELOPMENT OF MANUAL

                  Within ninety (90) days after the Contract Signing Date, EDS shall deliver a reasonable and appropriate draft Standards and Procedures Manual to Kellwood for its review, comment, and approval. EDS shall incorporate all comments or suggestions of Kellwood and shall finalize the Standards and Procedures Manual within one hundred eighty (180) days after the Contract Signing Date. EDS shall periodically (but not less than quarterly) update the Standards and Procedures Manual to reflect changes in the operations or procedures described therein. Updates of the Standards and Procedures Manual shall be provided to Kellwood for review and approval.

                  1.7.2.   CONTENT OF MANUAL

                  The Standards and Procedures Manual shall be provided to Kellwood and its end-users electronically (and in a manner such that it can be accessed via either Kellwood's intranet or the Internet). The Standards and Procedures Manual should describe how EDS shall perform the Services under this Agreement, the equipment and software being and to be used, and the documentation (including, e.g., operations manuals, user guides, specifications, and end-user support) that provide further details of such activities. The Standards and Procedures Manual shall further describe the activities EDS shall undertake in order to provide the Services including, where appropriate, direction, supervision, monitoring, staffing, quality assurance, reporting, planning, and oversight activities. The Standards and Procedures Manual is intended to describe to Kellwood how the Services shall be performed and act as a guide to end-users seeking assistance in the Services offered under this

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Agreement. The Standards and Procedures Manual shall in no event be interpreted as an amendment to this Agreement or so as to relieve EDS of any of its performance obligations under this Agreement.

         1.8.     SERVICE COMPATIBILITY

                  EDS will use commercially reasonable efforts to provide Services, equipment, networks, software, enhancements, upgrades, modifications, and other resources (collectively, the "Resources") utilized by EDS or approved by EDS for utilization by Kellwood in connection with the Services, that shall be successfully integrated and interfaced, and that shall be compatible, with the services, systems, items, and other resources (collectively, the "Third-Party Resources") that are being provided to, recommended to, or approved for use by, Kellwood by third-party service providers as of the Contract Signing Date. Further, EDS represents and agrees that none of the Services or other items provided to Kellwood by EDS shall be adversely affected by, or shall adversely affect, those of any such third-party providers, whether as to functionality, speed, service levels, interconnectivity, reliability, availability, performance, response times, or similar measures. To the extent that any interfaces need to be developed or modified in order for the Resources to integrate successfully, and be compatible, with the Third-Party Resources, EDS shall develop or modify such interfaces as part of the Services, pursuant to the process set forth in
Section 7.4. In the event of any dispute as to whether a particular defect, malfunction, or other difficulty was caused by products or services furnished by EDS or by products or services furnished by any provider of the Third-Party Resources, EDS shall be responsible for correcting at its cost, such defect, malfunction, or difficulty, except to the extent that EDS can demonstrate, to Kellwood's satisfaction, by means of a root-cause analysis, that the cause was not a product or service furnished by EDS. In addition, EDS agrees that at all times during the Term it shall cooperate with third-party service providers of Kellwood to coordinate its provision of the Services with the services and systems of such third-party service providers. Such cooperation and access, subject to reasonable confidentiality requirements, shall include providing: (i) applicable written information concerning any or all of the systems, data, computing environment, and technology direction used in providing the Services; (ii) reasonable assistance and support services to such third-party providers; (iii) access to EDS and Kellwood systems and architecture configurations to the extent reasonably required for the activities of such third-party providers; and
(iv) access to and use of the Resources.

         1.9.     MASLs

                  1.9.1.   COMMITMENT TO MASLs

                  Except as otherwise specified in this Agreement, EDS shall perform all Services under this Agreement at least in accordance with and in such manner as to meet or exceed the MASLs.

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                  1.9.2.   MASL MEASUREMENT AND REPORTING

                  EDS shall measure and report its performance against the MASLs, if applicable, during each month by the tenth (10th) business day of the following month. For continuing Failures that occur in consecutive measurement periods, EDS shall report such Failures in the month such Failure commences. Kellwood shall give EDS reasonable advance notice of anticipated changes in numbers of End-Users or processing volumes. EDS' report shall be delivered in accordance with the MASL metrics in Schedules A through F. EDS shall meet with Kellwood at least quarterly, or more frequently if requested by Kellwood, to review EDS' actual performance against the MASLs and shall recommend remedial actions to resolve any performance deficiencies.

                  1.9.3.   ROOT-CAUSE ANALYSIS AND RESOLUTION

                  Promptly, and in no event later than ten (10) business days unless a shorter period is specified in Schedules A - F, after EDS' discovery of, or, if earlier, EDS' receipt of a notice from Kellwood regarding, (i) EDS' failure to provide any of the Services in accordance with the MASLs, or
(ii) EDS' failure to meet a Critical Milestone, EDS shall: (A) perform a root-cause analysis to identify the cause of such failure; (B) correct such failure (regardless of whether caused by EDS); (C) provide Kellwood with a written report detailing the cause of, and procedure for correcting, such failure; and (D) provide Kellwood with satisfactory evidence that such failure will not recur when within EDS or EDS' Subcontractors' control. The correction of any such failure shall be performed entirely at EDS' expense unless it has been determined, by mutual agreement of the Parties or through the dispute-resolution process specified in this Agreement, that Kellwood (or its Subcontractors, agents, or third Parties provided by Kellwood and not managed by EDS) was the predominant contributing cause of the failure and EDS could not have worked around the failure without expending a material amount of additional time or cost. In such an event: (i) EDS shall be entitled to temporary relief from its obligation to timely comply with the affected MASL or Critical Milestone, but only to the extent and for the duration so affected; and (ii) Kellwood shall reimburse EDS for EDS' expenses to correct such failure, but only to the extent Kellwood (or its Subcontractors, agents, or third Parties provided by Kellwood and not managed by EDS) caused such failure, unless the Parties otherwise mutually agree. Further, if it has been determined by either mutual agreement of the Parties or through the dispute-resolution process specified in this Agreement, that Kellwood (or its Subcontractors, agents, or third Parties provided by Kellwood and not managed by EDS) was the predominant contributing cause of the failure, or EDS' inability to achieve an Incentive with respect to an affected Critical Milestone, the date by which EDS was obligated to complete the affected Critical Milestone shall be deferred by one (1) day for each day so affected by Kellwood, and EDS' opportunity to earn applicable Incentives with respect to any such affected Critical Milestone shall not be prejudiced thereby, provided EDS subsequently timely complies with its obligations as measured against the deferred date. For purposes hereof, the preexisting condition of Kellwood's properties and systems shall not be deemed a contributing cause of any failure.

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                  1.9.4.   IMPROVEMENTS IN PERFORMANCE

                  The Parties shall review and discuss the MASLs and Fees from time to time, but not less frequently than once each Contract Year. The MASLs and Fees may be adjusted as set forth in Section 6.5, for the benefit of Kellwood, to reflect improved performance requirements based upon advances in available technology and methods that are suitable for use in performing the Services, the increased capabilities of any hardware or software acquired for use by Kellwood, and other changes in circumstances. EDS shall continuously evaluate ways to improve its performance and shall make these improvements available to Kellwood as soon as possible.

                  1.9.5.   SERVICE COMPLIANCE RELIEF

                  EDS shall be entitled to temporary relief from its obligations to timely comply with the MASLs, Critical Milestones, or other Service specifications, if and to the extent: (i) it has been determined, by mutual agreement of the Parties or through the dispute-resolution process specified in this Agreement, that such failure by EDS directly results from Kellwood's failure to perform its obligations under this Agreement or from a failure in performance of any Kellwood Subcontractor, agent, or third party not managed by EDS; and (ii) EDS provides Kellwood with reasonable prior written notice of, and a reasonable opportunity to correct, such failure to the extent that EDS has or should have knowledge of such failure; and (iii) EDS could not have worked around the failure without expending a material amount of additional time or cost. Such temporary relief shall be only to the extent and for the duration that EDS' performance is so affected and EDS shall in all events use commercially reasonable efforts to return to compliance with its obligations.

         1.10.    NON-EXCLUSIVITY

                  Nothing herein shall prevent Kellwood from obtaining any type of Services, or any other services, from itself or any other provider during the Term, and thereby relieving EDS of responsibility for providing and Kellwood of responsibility for paying EDS for, any or all of the following services:

                  (a) any information technology project or group of services that is outside the scope of the Services;

                  (b) any Schedule or portion of the Services Kellwood chooses within a Schedule (up to and including the entire Schedule) in which EDS' performance has been, [confidential treatment requested], below any applicable weighted MASL in the Schedule; or in breach or default of its obligations under this Agreement with respect to such portion of the Services, of which breach or default EDS has received at least thirty (30) days' written notice and EDS has failed to cure such breach or default within thirty (30) days;

                  (c) any portion of the Services, that the Parties may otherwise mutually agree in writing may be obtained from a provider other than EDS.

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                  Except to the extent set forth above, EDS shall be the
exclusive provider of the Services.

         1.11.    1996 CONTRACT

                  The Parties agree that on the Contract Signing Date the June 21, 1996 outsourcing contract between the Parties (the "1996 Contract") will terminate as if mutually terminated by both Parties and will no longer be in force and affect except as provided in this Section. To the extent that terms related to the delivery of services under the 1996 Contract provide for survival, or by their nature are understood to survive, they shall survive the termination of the 1996 Contract. Any disputes that arise between the Parties under the 1996 Contract will be governed by the 1996 Contract and the provisions of the 1996 Contract will survive for purposes of governing any such disputes. The Parties agree that task orders and work orders issued under the 1996 Contract that have not been completed shall be transferred to, and shall be deemed governed by, this Agreement.

2.       ASSETS AND THIRD-PARTY CONTRACTS

         2.1.     KELLWOOD-OWNED EQUIPMENT

                  During the Term, Kellwood will furnish to EDS, for EDS' use at no charge, the equipment and software owned or licensed by Kellwood that is listed on the attached Schedule L in accordance with information and schedules provided by Kellwood and refined by EDS (the "Kellwood-Owned Equipment"), which Kellwood-Owned Equipment will remain the property of Kellwood and a Kellwood retained expense.

         2.2.     KELLWOOD-LEASED EQUIPMENT

                  During the term of this Agreement, Kellwood will furnish to EDS, for EDS' use at no charge, the equipment leased by Kellwood that is listed on the Schedule M in accordance with information and schedules provided by Kellwood and refined by EDS (the "Kellwood-Leased Equipment"). Kellwood-Leased Equipment is a Kellwood retained expense.

         2.3.     THIRD-PARTY APPROVALS

                  Kellwood will take all actions reasonably necessary to obtain any consents, approvals, or authorizations from third parties necessary for EDS to lawfully access, operate, and use (at or from any location where Services are to be provided) the Kellwood-Owned Equipment and the Kellwood-Leased Equipment, including without limitation the payment of all costs and expenses associated therewith. Kellwood hereby appoints EDS as its single point of contact for all matters pertaining to the Kellwood-Owned Equipment and the Kellwood-Leased Equipment and will promptly notify all appropriate third parties of such appointment. Kellwood's Representatives may at any time exercise control over EDS' actions with respect to such third parties.

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         2.4.     RETURN OF KELLWOOD EQUIPMENT

                  Upon the expiration or termination of this Agreement, EDS will return each item of Kellwood-Owned Equipment and Kellwood-Leased Equipment to Kellwood in substantially the same condition it was in when initially provided to EDS, reasonable wear and tear excepted.

         2.5.     PROVISION OF EDS ASSETS

                  "EDS Equipment" means equipment owned or leased by EDS and software license agreements. Such equipment will be identified on Schedule T. Notwithstanding the location of EDS Equipment at a Kellwood facility or failure to list any item of EDS Equipment on Schedule T, all right, title and interest in and to any EDS Equipment will be and remain in EDS, and Kellwood will have no interest in that EDS Equipment.

                  2.5.1.   USE OF EDS EQUIPMENT BY EDS EMPLOYEES

                  The EDS Contract Manager may provide EDS Equipment for use by EDS employees on behalf of Kellwood, at no additional charge to Kellwood.

                  2.5.2.   PROVISION OF EDS EQUIPMENT TO KELLWOOD

                  EDS may, upon mutual agreement with Kellwood as to equipment and charges (if any), provide to Kellwood certain EDS Equipment at mutually agreed location(s). Kellwood, with the advice of EDS, will prepare and maintain, at Kellwood's cost and expense, any Kellwood facility in which EDS Equipment will be installed in accordance with the manufacturers' specifications and all applicable codes, statutes, regulations and standards.

                  2.5.3.   INSTALLATION OF EDS EQUIPMENT

                  EDS will arrange for, and will determine the mode of, the transportation and installation of each item of EDS Equipment to such location(s) as may be mutually agreed to by the parties. In the event that Kellwood relocates any Kellwood facility in which EDS Equipment may be installed, Kellwood will be responsible for the relocation costs of EDS Equipment.

                  2.5.4.   MAINTENANCE OF EDS EQUIPMENT

                  EDS will be responsible for maintenance of all EDS Equipment after installation at a Kellwood location; provided, however, that Kellwood will be responsible for all costs and expenses of repair or replacement to correct any damage to EDS Equipment or any part thereof (reasonable wear and tear excepted) caused by Kellwood, its employees, or its agents or invitees (exclusive of EDS).

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         2.6.     RETURN AND ACQUISITION OF EDS EQUIPMENT BY KELLWOOD

                  Upon the expiration or any termination of this Agreement, Kellwood and EDS shall manage the return and acquisition of EDS equipment subject to the provisions of Section 13 of this Agreement. Specifically, such assets shall be transferred to Kellwood, upon its request, consistent with
Section 13.3.5, at the lesser of [confidential treatment requested] or [confidential treatment requested] if such transfer occurs greater than thirty (30) months past the Contract Signing Date or at the lesser of [confidential treatment requested] or the average of [confidential treatment requested] and [confidential treatment requested] if such transfer occurs less than or equal to thirty (30) months past the Contract Signing Date.

         2.7.     KELLWOOD MAINTENANCE AGREEMENTS

                  Kellwood will retain all of Kellwood's right, title and interest in and to the agreements listed in Schedule M (the "Kellwood Maintenance Agreements") relating to the maintenance of Kellwood-Owned Equipment and Kellwood-Leased Equipment. EDS will manage the administration of the Kellwood Maintenance Agreements. Kellwood represents and warrants to EDS that, as of the Contract Signing Date, (i) it is not (and, to its knowledge, the provider of the maintenance services is not) in default in any material respect under any of the Kellwood Maintenance Agreements and (ii) it will deliver to EDS full and complete copies of the Kellwood Maintenance Agreements (including any amendments thereto) prior to the Contract Signing Date.

         2.8.     FURTHER ASSURANCES

                  Kellwood and EDS agree to execute and deliver such other instruments and documents as either party reasonably requests to evidence or effect the transactions contemplated by this Article. Upon EDS' request and at EDS' expense, Kellwood agrees to execute UCC-1 filing statements for EDS Equipment, solely for notice purposes.


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3.       HUMAN RESOURCES

         3.1.     EDS EMPLOYEES

                  Neither EDS nor EDS' employees are or shall be deemed to be employees of Kellwood. EDS shall be solely responsible for the payment of compensation, including provisions for employment taxes, workers' compensation and any similar taxes associated with employment of EDS' personnel.

                  EDS will provide employees who perform outsourcing services under this Agreement who are competent to do so.

                  It is understood by EDS and EDS represents that all persons employed, directly or indirectly, by EDS to perform services for Kellwood shall be employees or agents of EDS exclusively, for all purposes and at all times and at no time shall be authorized to act as agents, servants or employees of Kellwood, unless under the specific authorization of Kellwood.

         3.2.     SOLICITATION OF PERSONNEL

                  During the Term of this Agreement and for a period of 12 months following its termination, neither Kellwood nor EDS, unless otherwise agreed to by the Parties in writing, shall directly or indirectly solicit, recruit, employ, or contract for the services of any employee of the other who is assigned to perform services pursuant to this Agreement.

4.       PROVISION OF RESOURCES BY KELLWOOD

         4.1.     OFFICE SPACE AND FURNISHINGS

                  Kellwood shall make reasonably necessary office space, furnishings, and storage space (the "Kellwood Facilities") available to EDS' on-site personnel performing Services at all Locations throughout the Term and shall maintain Kellwood Facilities in areas and at a level similar to that which it maintains for its own employees performing similar work. Office space, furnishings, storage space, and assets installed or operated on Kellwood premises, and supplies allocated, are provided "AS IS, WHERE IS," and are to be used exclusively for performance of Services for Kellwood. Kellwood shall provide EDS reasonably unencumbered access to such facilities as is reasonably required for EDS to provide the Services. Any furnishings (other than basic office furnishings) and office supplies for the use of EDS' (and its Subcontractors') personnel are the exclusive responsibility of EDS. EDS shall be entitled to make improvements to any space where EDS' personnel are performing Services on-site at a Location, provided that: (i) such improvements shall have been previously approved in writing by Kellwood (which approval may be withheld in Kellwood's sole discretion); (ii) such improvements shall be made at no cost to Kellwood; (iii) any Subcontractors used by EDS to perform such improvements shall

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have been identified or otherwise approved in writing by Kellwood; and
(iv) Kellwood shall be granted, without further consideration, all rights of ownership in such improvements.

         4.2.     SPECIFIC HARDWARE AND CARRIER CHARGES

                  EDS shall provide and be responsible for all such telephone and modem lines, telephones, computers and peripheral devices, computer connections, and network access, as may be necessary for EDS to provide the Services. EDS shall be responsible for all usage-based carrier charges incurred by EDS personnel and all usage-based carrier charges incurred to provide a telecommunications link between EDS and Kellwood Facilities.

         4.3.     ACCESS TO PERSONNEL AND INFORMATION

                  The Parties shall cooperate with each other in all matters relating to EDS' performance of the Services. With respect to Kellwood, such cooperation shall be limited to providing, as reasonably required by EDS for the performance of the Services, access to Kellwood's administrative and technical personnel, other similar personnel, and network management records and information.

         4.4.     OTHER FACILITY-RELATED OBLIGATIONS

(a) Except as expressly provided in this Agreement, EDS shall use Kellwood Facilities for the sole and exclusive purpose of providing the Services. Use of such facilities by EDS does not constitute a leasehold interest in favor of EDS.

(b)      EDS shall use Kellwood Facilities in a reasonably efficient manner.

(c) EDS, and its Subcontractors, employees, and agents, shall keep Kellwood Facilities in good order, shall not commit or permit waste or damage to such facilities, and shall not use such facilities for any unlawful purpose or act. EDS shall comply with all applicable laws and regulations, including all of Kellwood's standard policies and procedures that are provided to EDS in writing regarding access to and use of Kellwood Facilities, including procedures for the physical security of Kellwood Facilities.

(d) Provided that Kellwood adheres to any mutually agreed upon security procedures implemented by EDS at Kellwood Facilities, EDS shall permit Kellwood and its agents and representatives to enter into those portions of Kellwood Facilities occupied by EDS staff at any time to perform facilities-related services.

(e) EDS shall not make any improvements or changes involving structural, mechanical, or electrical alterations to Kellwood Facilities without Kellwood's prior written approval.

(f) When Kellwood Facilities are no longer required for performance of the Services, EDS shall return such facilities to Kellwood in substantially the same condition as when EDS began use of such facilities, subject to reasonable wear and tear.

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(g)      EDS shall not cause the breach of any lease agreements governing use of Kellwood Facilities.

(h) Kellwood shall provide and maintain, for all Kellwood Facilities, adequate heating, ventilation, and air conditioning, electrical connections (to the wall plate), safety and security equipment, and connections to any facility-wide uninterruptable power supply. Kellwood shall provide EDS with reasonable notice of proposed changes to any of the foregoing that may adversely affect EDS' hardware located at any such facility and, in such cases, EDS must relocate such hardware and Kellwood shall reimburse EDS for its actual costs incurred directly in connection therewith. To the extent provided by Kellwood, Kellwood shall maintain any uninterruptable power supply that is dedicated to support any Kellwood Facility. EDS shall provide and maintain any uninterruptable power supply dedicated to EDS' hardware and shall provide and maintain all connections from the wall plate to the hardware used to provide the Services.

(i) For any Locations added by Kellwood after the Contract Signing Date, EDS shall provide to Kellwood, for its review and approval, detailed plans and specifications conforming to the hardware manufacturer's requirements that are necessary for EDS to provide the Services to such Locations.

5.       RETAINED AUTHORITY

         Kellwood shall retain the exclusive right and authority to set Kellwood's IT strategy and to determine, alter, and define any or all of Kellwood's requirements or business processes. Kellwood shall also have the right to approve or reject any and all proposed decisions regarding infrastructure design, technical platform, architecture, and standards and, subject to the change management procedure described in this Agreement, will have the right and authority to cause EDS at any time to change any or all of the foregoing. To the extent that EDS can demonstrate that a particular exercise of Kellwood's rights and authorities as stated in this Section may interfere with or degrade EDS' provision of the Services or have a materially detrimental impact on EDS' cost of providing the Services or time for delivery of the Services, the Parties shall mutually agree to any proposed exercise of such right or authority pursuant to the change management procedure to be mutually agreed pursuant to this Agreement, prior to the implementation thereof. EDS shall actively participate in any of the foregoing as Kellwood requests. Kellwood shall consult with EDS to inform EDS of significant changes in Kellwood's IT strategy and changes in its requirements and business processes relating to the Services. EDS shall also provide Kellwood with advice, information, and assistance in identifying and defining IT projects and future IT requirements to meet Kellwood's objectives. Without limiting the generality of the foregoing, Kellwood shall retain exclusive authority, discretion, and rights of approval for the following IT activities:


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         5.1.     STRATEGIC AND OPERATIONAL PLANNING

                  Strategic and operational planning, which includes the following:

(a) Developing a series of comprehensive standards and planning guidelines pertaining to the development, acquisition, implementation, and oversight and management of IT systems;

(b) Identifying and implementing opportunities for reducing costs for IT systems considering alternatives provided by EDS;

(c) Approving or disapproving, in accordance with guidelines established by Kellwood, each proposed acquisition of hardware or software for an IT system;

(d) Approving or disapproving, in accordance with guidelines established by Kellwood, all requests or proposed contracts for consultants for IT systems;

(e) Defining and evaluating IT services including: service availability and minimum acceptable service levels; service specifications, standards, and benchmarking; selection of suppliers; security requirements; scheduling, prioritization, and service conflict resolution among End-Users; help desk rules; and general operational management guidelines; and

(f) Service-provider strategy including: selection of providers; specialized provider relationships (e.g., telecommunications); and quality assurance standards.

         5.2.     SERVICE DESIGN AND DELIVERY

                  Service design and delivery, which includes the following:

(a) Selecting designs of specific technologies and services from alternatives provided by EDS;

(b) Selecting specific technologies, hardware, and software, from alternatives provided by EDS, for implementation of such designs;

(c) Selecting providers of specific technologies, hardware, and software from alternatives provided by EDS; and

(d) Selecting implementation schedules and activities from alternatives provided by EDS.

5.3.     MOVES, ADDS, AND CHANGES; APPLICATIONS DEVELOPMENT

                  Ordering move, add, and change activities with respect to resources used in connection with the Services and designating Kellwood's requirements for applications development and enhancement.

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         5.4.     CONTRACT MANAGEMENT

                  Managing this Agreement and Kellwood's relationship with EDS.

         5.5.     BUDGET MANAGEMENT

                  Managing Kellwood's annual budget for all Kellwood operations, utilizing EDS' estimates for services included in the scope of this Agreement and for additional services planned or anticipated throughout the Term.

         5.6.     VALIDATION AND VERIFICATION

                  Performing validation and verification activities in relation to key projects and operational processes.

         5.7.     OTHER RETAINED AUTHORITY

                  EDS must obtain the prior written authorization of Kellwood before undertaking any activity that is within the exclusive authority of Kellwood pursuant to the terms hereof.

         5.8.     REVIEW AND ACCEPTANCE

                  Kellwood's Representative, on behalf of Kellwood, shall have the right to review and accept or reject all components, deliverables, and systems to be provided by EDS to Kellwood under this Agreement, pursuant to the methodology set forth in this Section 5.8. Within thirty (30) days after the Contract Signing Date, EDS shall develop a methodology for the implementation of the process described in this Section 5.8 by the delivery of control documents, the preparation of deliverable acceptance documents, the tracking of accepted deliverables, the maintenance of all deliverables and deliverable acceptance documents, and the development of other documents and processes.

                  5.8.1.   ACCEPTANCE TESTING

                  Upon EDS' notification to Kellwood that EDS has completed any component or deliverable identified in this Agreement or in any Work Order or that is developed by EDS under this Agreement or any Work Order, Kellwood shall begin testing the component or deliverable using the test procedures and standards set forth in the Work Order or such other standards as the Parties mutually agree in writing ("Acceptance Test Procedures"), to determine whether such component or deliverable meets, in all material respects, the specifications or acceptance criteria set forth in such applicable Work Order or such other criteria as the Parties mutually agree in writing (the "Acceptance Criteria"). After Kellwood has completed such testing or upon expiration of the agreed-upon testing period specified in the applicable Work Order or such other testing period upon which the Parties mutually agree in writing (the "Acceptance Testing Period"), Kellwood shall notify EDS in writing either that: (i) the component or deliverable so meets the Acceptance Criteria and that acceptance of such component or deliverable has occurred ("Acceptance"); or (ii) the Acceptance

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Criteria have not been met. If the component or deliverable is identified in this Agreement, the applicable Work Order, or in the written specifications developed and mutually agreed upon by the Parties therefor, as being part of a larger, integrated system being developed thereunder, then such Acceptance shall be understood as being conditional acceptance ("Conditional Acceptance"), and such component or deliverable shall be subject to Final Acceptance in accordance with Section 5.8.3.

                  5.8.2.   CURE

                  If Kellwood determines that a component or deliverable does not conform with, in all material respects, the applicable Acceptance Criteria, Kellwood shall promptly deliver to EDS an exception report describing the nonconformity (the "Exception Report"). EDS shall promptly investigate the alleged nonconformity and shall correct such nonconformity in all material respects within thirty (30) days of receipt of the Exception Report or, if the nonconformity is incapable of cure within such thirty (30) day period, EDS shall present Kellwood, within such 30-day period, a mutually agreeable plan to cure such nonconformity within a reasonable amount of time. Upon EDS' notice to Kellwood that EDS has so cured such nonconformity, Kellwood shall re-test the defective component or deliverable in accordance with the applicable Acceptance Test Procedures and Acceptance Criteria for an additional testing period of up to thirty (30) days or such other period as the Parties mutually agree in writing, at the end of which period the process described above in Section 5.8.1 shall be repeated. If Kellwood fails to deliver an Exception Report within fifteen (15) days after the expiration of the applicable Acceptance Testing Period, Kellwood shall not have the right to withhold any payment that, under this Agreement or a Work Order, is conditioned on Acceptance or Conditional Acceptance, as a result of a claim by Kellwood that the component or deliverable does not conform with the Acceptance Criteria therefor.

                  5.8.3.   FINAL ACCEPTANCE

                  Upon completion of all of the Services to be provided under a Work Order, including completion of all components or deliverables that are identified in a Work Order or are developed by EDS and are subject to Conditional Acceptance or all components or deliverables comprising an individual system with respect to the applications developed as part of the Transformation Services, Kellwood shall begin testing the system that is comprised of such components or deliverables, using the test procedures and standards set forth in the Work Order or such other standards as the Parties mutually agree in writing (the "Final Acceptance Test Procedures"), in order to determine whether such system performs as an integrated whole and meets, in all material respects, the specifications or acceptance criteria set forth in such applicable Work Order or thereafter developed by the Parties and mutually agreed upon in writing by the Parties (the "Final Acceptance Criteria"). After Kellwood has completed such testing or upon expiration of the testing period specified in the applicable Work Order or such other testing period as the Parties mutually agree in writing (the "Final Acceptance Testing Period"), Kellwood shall notify EDS in writing that:
(i) the system, and all components and deliverables that are a part thereof, meet the Final Acceptance Criteria and that final acceptance of the system and such components and deliverables has occurred ("Final Acceptance"); or
(ii) that the Final Acceptance Criteria

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have not been met. If Kellwood determines that the Final Acceptance Criteria have not been so met, the process described in Section 5.8.2 shall be initiated, with all references to "Acceptance Criteria" being references to "Final Acceptance Criteria," all references to "component or deliverable" being references to the "system," all references to "Acceptance Test Procedures" being references to "Final Acceptance Test Procedures," and all references to the "Acceptance Testing Period" being references to the "Final Acceptance Testing Period." Neither Conditional Acceptance, Acceptance, nor Final Acceptance by Kellwood shall constitute a waiver by Kellwood of any right to assert claims based upon defects not discernable through conduct of the applicable test procedures and subsequently discovered in a component or deliverable or the system within [confidential treatment requested] of Kellwood's Final Acceptance thereof, not withstanding the foregoing, EDS will not be liable for such claims after termination of this Agreement unless otherwise mutually agreed upon. Upon completion of all of the Services to be provided under a Work Order, to the extent that the Services provided do not result in the development of a system subject to testing as stated above, the Final Acceptance Test Procedures shall consist of Kellwood's verification that all of the Services to be provided by EDS under such Work Order have been provided in all material respects in accordance with the Work Order or such other acceptance criteria thereafter developed by the Parties and mutually agreed upon in writing by the Parties . EDS shall notify Kellwood when EDS believes it has so completed the Services under a Work Order. After Kellwood has completed its review of such Services or upon expiration of the agreed-upon review period specified in the applicable Work Order or such other period as the Parties mutually agree in writing, Kellwood shall advise EDS whether or not Kellwood believes EDS has so completed such Services. If Kellwood determines that the Services have not been so completed, Kellwood shall promptly deliver to EDS a written statement describing the reasons therefor. EDS shall correct such deficiencies in all material respects within thirty (30) days of receipt of such statement or, if the deficiencies are not correctable within such thirty (30) day period, EDS shall present Kellwood with a mutually agreeable plan to fix such defects within a reasonable amount of time. Upon EDS' notification to Kellwood that EDS has so corrected such deficiencies, Kellwood shall once again determine whether the Services have been so completed within an additional period as agreed in writing by the Parties, at the end of which the process described in the second and first preceding sentences shall be repeated. If Kellwood fails to deliver a statement of the deficiencies in the Services before the expiration of the applicable review period, Kellwood shall not have the right to withhold any payment which under a Work Order is conditioned on the Services having not been so completed.

6.       FINANCIAL TERMS

         As the sole and entire financial consideration for all of the Services to be performed by EDS and for all of the other tasks, services, and obligations of EDS under this Agreement on behalf of Kellwood, Kellwood shall pay to EDS the amounts set forth in this Section 6 unless expressly set forth elsewhere in this Agreement. Except as specifically provided in this Section or as otherwise mutually agreed upon by the parties in writing, at no time and under no circumstance shall Kellwood pay Fees for Services in any Contract Year that exceed, in the aggregate, the [confidential treatment requested], as determined in accordance with such

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Section, for such Contract Year. Work performed by EDS for Kellwood prior to the Contract Signing Date in order for EDS to be prepared for a smooth cutover of operational responsibility for the Services, including work in preparation for accomplishment of the Transition, shall not obligate
Kellwood to make any additional payments to EDS but rather shall be reserved as part of the Fees; provided, however, that if (i) the Contract Signing
Date does not occur as a result of any circumstance other than EDS' Default then EDS shall be reimbursed by Kellwood for EDS' costs or expenses incurred by EDS, in connection with preparation for the Transition after the Contract Signing Date, provided such costs and expenses were approved in advance and in writing by a Kellwood Representative or if the Contract Signing Date does occur, then upon any early termination for convenience under Section 12.2 hereof such costs or expenses shall be reimbursed by Kellwood as part of the expenses included in the Early Termination Fee set out on Schedule P.

         6.1.     [CONFIDENTIAL TREATMENT REQUESTED]

                  The parties hereby agree that the [confidential treatment requested] for the first year of this Agreement shall be $[confidential treatment requested]. Within thirty (30) days prior to the end of each Contract Year, Kellwood shall determine, in its sole discretion, the [confidential treatment requested] for the forthcoming Contract Year, and shall notify EDS of such amount. Such amount shall be based, in part, upon Kellwood and EDS' projection of Kellwood's requirements for Services for such Contract.

                  On a monthly basis, EDS shall report to Kellwood the Fees incurred to-date during each Contract Year and the amount of Fees projected to be incurred in the remaining months of the Contract Year. If either EDS or Kellwood reasonably determine, based upon such monthly report, [confidential treatment requested].

                  [confidential treatment requested]

         6.2.     PRICING AUDIT

                  EDS shall, upon request, allow auditors designated by Kellwood, that are not competitors of EDS or its Subcontractors with respect to the provision of services under this Agreement, to fully audit EDS' or its Subcontractors and their respective Affiliates books and records to the extent necessary to verify any amounts paid or payable hereunder twice a year unless otherwise mutually agreed upon. EDS shall provide such auditors with full access to such information relating to this Agreement and EDS' books and records, excluding profit information, personnel records, cost information (other than information to support cost plus billings) and EDS internal audit reports, as may be necessary to confirm the accuracy of EDS' invoices, documents, and other information supporting such invoices, and any pricing adjustment computations. All such audits shall be conducted during business hours, with reasonable written advance notice, and shall include access to all [confidential treatment requested] of EDS and its Subcontractors to the extent necessary to comply with the provisions of this Section 6.2. An EDS account representative must escort Kellwood's auditor. If any such audit reveals that EDS has overcharged Kellwood in question in excess of five percent (5%) during the period to which the audit relates as determined prior to the

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commencement of the audit, then EDS shall promptly refund such overcharges to Kellwood with interest at [confidential treatment requested]% per annum, and the cost of such audit shall be borne by EDS. If any audit reveals a material inadequacy or deficiency in EDS' performance, Kellwood can, at its own discretion, perform a follow-up audit within three (3) months above and beyond the twice a year limit. Following an audit, Kellwood will conduct an exit conference with EDS to discuss issues identified in the audit that pertain to EDS, and Kellwood will give EDS a copy of any portion of the audit report pertaining to EDS. The Parties will review each EDS audit issue and will determine (i) what, if any, actions will be taken in response to such audit issues, when and by whom and (ii) which Party will be responsible for the cost, if any, of taking the actions necessary to resolve such issues.

         6.3.     REDUCTION OF PAYMENTS

                  If Kellwood terminates as to any of the categories of Services described in this Agreement, pursuant to the terms of Section 1.10 or Section 12.2 hereof, then the adjustments to the fees for such category of Services, as mutually agreed upon by the parties, shall go into effect upon the Effective Date of such termination.

         6.4.     TAXES

                  (a) All fees payable to EDS hereunder shall be inclusive of all taxes imposed as of the Contract Signing Date by any domestic or foreign taxing authority in respect of the provision of the Services hereunder, including any sales, use, excise, value-added, services, consumption, or other tax (collectively, "Tax(es)"); provided, however, that Kellwood shall not be responsible for, and such fees shall not include, any personal property taxes on property EDS owns or leases, for franchise and privilege taxes on EDS' business, gross receipts taxes to which EDS is subject, and for income taxes based on EDS' net income. In the event that a Tax becomes effective after the Contract Signing Date and is assessed on the provision of Services by EDS that are within scope as of the Contract
Signing Date or on EDS' charges under this Agreement related thereto, however levied or assessed, Kellwood shall be responsible for and pay its share of any such Tax.

                  (b) The Parties agree to cooperate with each other to enable each to more accurately determine its own tax liability and to minimize such liability to the extent legally permissible. EDS' invoices shall separately state the amounts of any taxes EDS is properly collecting pursuant to the terms hereof. Additionally, prior to collecting any taxes, EDS shall provide Kellwood with the opportunity to review and mutually agree upon the taxes prior to being invoiced.

         6.5.     BENCHMARKING

                  With Kellwood's direction and cooperation, and as part of the Services, EDS shall conduct a continuing benchmarking program that shall enable Kellwood to compare the Fees and MASLs set forth in this Agreement with, and to ensure that said Fees and MASLs are among, the industry's best rates and practices. Kellwood may request a benchmarking for any particular category of Services described in this Agreement hereof, at any time during

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the Term, and may request a benchmarking for all Services, in the aggregate, not more than once during any period of twelve (12) consecutive months during the Term. EDS shall work with and provide information to any benchmarking firm that Kellwood selects that is not a competitor of EDS or its Subcontractors in the information technology markets with respect to the provision of services similar to the Services and that such firm shall be an industry recognized benchmarking firm (e.g. Gartner, Meta, Giga, AnswerThink). Kellwood shall have the opportunity to advise the benchmarking firm of any information or factors that it deems relevant to the conduct of the benchmarking, so long as such information, where material, is disclosed to EDS. The benchmarking firm shall provide interim reports to Kellwood during the process and a final report to Kellwood at the conclusion of the benchmarking process. If, as a result of any such benchmarking, the benchmarking firm determines that the Fees or MASLs are not as good, from the perspective of Kellwood, as the Fees and MASLs in the top [confidential treatment requested]% of the benchmark, but are equal to or not more than [confidential treatment requested]% outside the top [confidential treatment requested]% of the benchmark Fees and MASLs, then Kellwood shall provide EDS a copy of the final report and then the Parties shall within [confidential treatment requested] days of delivery of the final report to EDS make appropriate adjustments to the relevant Fees or MASLs in order that they fall within such Fees and MASLs in the top [confidential treatment requested]%. If, as a result of any such benchmarking, the benchmarking firm determines that the Fees or MASLs are not as good, from the perspective of Kellwood, as the Fees and MASLs in the top [confidential treatment requested]% of the benchmark and are more than [confidential treatment requested]% outside the Fees and MASLs in the top [confidential treatment requested]% of the benchmark, then Kellwood shall provide EDS a copy of the final report and the Parties shall within [confidential treatment requested] days of delivery of the final report to EDS mutually agree upon the appropriate adjustments to the relevant Fees or MASLs. If agreement is not reached in the [confidential treatment requested] days, then either Party has the option to use the dispute resolution process, but the relevant Fees or MASLs will be adjusted in Kellwood's favor by [confidential treatment requested]% after the [confidential treatment requested] days until mutual agreement is reached or the dispute is resolved. As an example for the purposes of determining the Fees and MASLs in the top [confidential treatment requested]% of the benchmark, if there are 8 companies in the benchmark, then the top [confidential treatment requested]% represents the Fees or MASLs of the best [confidential treatment requested] performing companies in the benchmark. If there are 9 companies in the benchmark, then the top [confidential treatment requested]% represents the Fees or MASLs of the best [confidential treatment requested] performing companies in the benchmark and so on. Falling within the Fees and MASLs of the top [confidential treatment requested]% means matching or doing better than the Fees and MASLs of any of the companies in the top [confidential treatment requested]%.

         6.6.     OTHER SERVICES

                  EDS shall do invoicing for Other Services with documentation that references Kellwood's authorizing documentation, Kellwood account number, charges, and description. No invoice with respect to Other Services shall be paid unless such Other Services were, authorized in advance, in writing, by Kellwood. The total payments by Kellwood to EDS

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with respect to any Other Services shall not exceed the amount specified for such Other Services, unless authorized in advance, in writing.

         6.7.     INITIATIVE FEES

                  For Initiatives, EDS shall be paid such amounts as may be determined through the provisions of Section 9 hereof.

         6.8.     FEE REDUCTIONS

                  Schedule G specifies certain "Fee Reductions" that may be imposed in the event of any Failure in respect of EDS' actual performance of Services as measured against the Critical Milestones or the Critical MASLs. The Parties acknowledge and agree that these Fee Reductions are intended to reflect, to some extent, the diminished value of the Services as a result of any such Failure; which diminished value reflects the damages from such Failure, which are difficult or impossible to measure. Such Fee Reductions are not intended to constitute penalties, but rather are intended as liquidated damages, or other compensation for any such Failure. In no event shall Fee Reductions be the sole and exclusive remedy with respect to any Failure of EDS.

         6.9.     ONLY PAYMENTS

                  The Fees set forth in this Section 6 are the only payments to be made by Kellwood to EDS under this Agreement. Except as otherwise expressly stated in this Section 6 or elsewhere in this Agreement, Kellwood shall not pay EDS any additional fees, assessments, reimbursements, or expenses for labor and general business expenses (including travel, meals, and overhead expenses) unless otherwise mutually agreed upon by the parties in writing.

         6.10.    SET OFF

                  Kellwood may set off against any and all amounts otherwise payable to EDS pursuant to any of the provisions of this Agreement: any and all amounts owed by EDS to it under the provisions of this Agreement or [confidential treatment requested]. Within ten (10) business days of any such set off, Kellwood shall provide to EDS a written accounting of such set off and a written statement of the reasons therefor.

         6.11.    DISPUTED AMOUNTS

                  Subject to and in accordance with the provisions of this
Section 6.11, Kellwood may withhold payment of any EDS invoice (or part thereof) that it in good faith disputes are due or owing. In such case, Kellwood shall, by the applicable due date, pay any amounts then due that are not disputed and provide to EDS a written explanation of the basis for the dispute as to the disputed amounts. The failure of Kellwood to pay a disputed invoice, or to pay the disputed part of an invoice, shall not constitute a breach or default by Kellwood, so long as Kellwood complies with the provisions of this Section 6.11. For purposes of Section 21, any dispute relating to amounts owed by a Party hereunder shall be

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considered a Problem. In any such event, the Parties shall diligently pursue an expedited resolution of the dispute. If and to the extent that the aggregate amount being disputed exceeds $[confidential treatment requested], then, within ten (10) days after unsuccessful mediation as outlined in
Section 21 or such later date upon which any such amount may become due, Kellwood shall deposit any disputed amount in excess of $[confidential treatment requested] into an interest-bearing escrow account in a nationally-recognized financial institution reasonably acceptable to EDS and shall furnish evidence of such deposit to EDS; provided, however, that the aggregate amount withheld in respect of amounts being disputed, including amounts paid into escrow, shall in no event exceed [confidential treatment requested]% of the [confidential treatment requested] for the year in which the dispute arose, notwithstanding any such dispute. Upon the resolution of any dispute as to which funds have been deposited into escrow, the funds paid into the escrow account in respect of such dispute, together with any interest earned thereon and any expenses of opening and maintaining the escrow account, shall be allocated between the Parties in accordance with the resolution of the dispute.

         6.12.    PROCUREMENT

                  EDS shall notify Kellwood in writing prior to entering into any transaction for the acquisition of EDS's hardware or software assets to be utilized in connection with the Services and dedicated to Kellwood the value of which transaction exceeds $5,000. EDS' notification shall include a description of the schedule for, technical specifications of, and terms and conditions of, such acquisition. If, within ten (10) days after the receipt of such notification, Kellwood notifies EDS in writing it wants to acquire the relevant assets in EDS' notification itself, EDS and Kellwood shall work together to expeditiously acquire the assets, on Kellwood's books, per EDS' specifications. If such notification is not provided by Kellwood to EDS within ten (10) days, then EDS can proceed on its own. In addition, and where appropriate by mutual agreement, the Parties will adjust the related fees for services downward.

         6.13.    COST OF LIVING ADJUSTMENT

                  6.13.1.  ADJUSTMENT

                           "ECI" means the Employment Cost Index for total
compensation, private industry, not seasonally adjusted, white-collar occupations (June 1989 = 100) as published in the Bureau of Labor Statistics of the Department of Labor. The ECI as of the Contract Signing Date, will be the "Initial Base Index." If the ECI on the second anniversary or any subsequent anniversary of the Contract Signing Date (each, a "Current Index") be higher than the Initial Base Index or the highest ECI at any previous anniversary of the Contract Signing Date (such highest ECI, the "Base Index"), then effective as such anniversary, all fees outlined in Schedule B under this Agreement attributable to the period following such anniversary date (other than charges based upon then current EDS mantime rates), as previously adjusted pursuant to this Section, shall be increased by the percentage (up to and including but not to exceed five percentage points per year) that the Current Index increased from the Base Index.

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                  6.13.2.  CHANGE OF INDEX

                              In the event that the Bureau of Labor
Statistics should stop publishing the ECI or should substantially change the content or format thereof, EDS and Kellwood shall substitute therefore another comparable measure published by a mutually acceptable source.

7.       RELATIONSHIP MANAGEMENT

         7.1.     PERSONNEL

                  7.1.1.   EDS' KEY PERSONNEL

                  Each of the initial EDS' Key Personnel, including the EDS Contract Manager, is designated on, and shall have the functions assigned to him or her as set forth in, Schedule N. Such Schedule may be modified from time to time in accordance with this Agreement, and shall be deemed modified upon any approved replacement or substitution of a new person for any EDS' Key Personnel already listed on Schedule N as amended from time to time. Prior to the Contract Signing Date, Kellwood shall have the right to interview and approve the initial EDS' Key Personnel listed on Schedule N, including the EDS Contract Manager, and if any such EDS' Key Personnel or the EDS Contract Manager are not approved by Kellwood then upon written notice from Kellwood to EDS such unapproved personnel shall be replaced in accordance with this Section 7.1.1 and Sections 7.1.2 and 7.1.8 below.

                  After the Contract Signing Date, Kellwood shall have the right, prior to the assignment, hiring or designation of any person to fill the position or perform the duties provided by any EDS Key Personnel or the EDS Contract Manager, to interview and participate in the selection of such person to fill the position or perform the duties provided by EDS' Key Personnel and/or the EDS Contract Manager, as and to the extent Kellwood deems necessary or desirable. Whether or not Kellwood conducts an interview or participates in such selection, EDS shall not hire, assign or designate any new person to fill the position or perform the duties provided by any EDS Key Personnel or replace its EDS Contract Manager without Kellwood's prior written consent, which shall not be unreasonably withheld. All EDS Key Personnel shall be assigned to the performance of the Services on a full time basis, and EDS shall not, without Kellwood's prior written consent, (i) undertake any action with respect to any EDS Key Personnel or the EDS Contract Manager resulting in the alteration or reduction of time expended by such EDS Key Personnel or the EDS Contract Manager in performance of EDS' duties under this Agreement; or (ii) except as set forth in Schedule N, transfer, reassign or otherwise remove or redeploy any EDS Key Personnel or the EDS Contract Manager from performance of EDS' duties under this Agreement except in the case of a termination based on just cause. If any one of EDS' Key Personnel or The EDS Contract Manager becomes incapacitated, voluntarily terminates their employment with EDS (and/or any of EDS' Affiliates or Subcontractors), is terminated for just cause by EDS or is transferred with the consent of Kellwood, EDS shall, within ten (10) business days, replace such person with another person approved by Kellwood and that is at

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least as well qualified as the person who initially performed that person's functions. For purposes of this Section 8.1.1, the movement of EDS' Key Personnel from the employ of EDS to a Subcontractor of EDS shall be considered a reassignment requiring Kellwood's consent and not a cessation of employment.

                  EDS shall maintain detailed written succession plans and conduct the replacement procedures for EDS' Key Personnel in such a manner so as to assure an orderly succession for any EDS Key Personnel that are replaced.

                  7.1.2.   EDS CONTRACT MANAGER

                  The EDS Contract Manager appointed by EDS must be (i) knowledgeable about the Services and each of EDS' and its Subcontractors products and services, (ii) experienced at running information technology systems and networks of a size and scope of at least to that of Kellwood, and
(iii) otherwise acceptable to Kellwood. EDS represents that its EDS Contract Manager is an experienced manager who is experienced as a project leader in a project of such size and who is knowledgeable as to the Services. The EDS Contract Manager shall act as the primary liaison between EDS and Kellwood's Representatives, shall have overall responsibility for directing all of EDS' activities hereunder, and shall be vested by EDS with all necessary authority to act for EDS in connection with all aspects of this Agreement and fulfill that responsibility. EDS and Subcontractor staff shall be managed in the performance of their duties by the EDS Contract Manager who will serve as EDS' senior executive at Kellwood. The EDS Contract Manager shall report to a Kellwood Representative and will perform duties as though part of Kellwood's management organization in the same manner as would be expected of an employee of Kellwood.

                  Notwithstanding anything else herein to the contrary, EDS shall not replace the EDS Contract Manager during the Term without Kellwood's prior written consent. Before any desired replacement of the EDS Contract Manager EDS, shall notify Kellwood of the proposed replacement and assignment of a new EDS Contract Manager, introduce the individual to appropriate Kellwood representatives and provide Kellwood with a resume and any other information about the individual reasonably requested by Kellwood. Kellwood shall have the right, prior to the assignment, hiring or designation of any such person to fill the position or perform the duties provided by the EDS Contract Manager, to interview and participate in the selection of such person to fill the position or perform the duties of the EDS Contract Manager, as set forth above. EDS agrees to discuss with Kellwood any objections Kellwood may have to such assignment and the Parties will attempt to resolve such concerns on a mutually agreed basis; provided that if Kellwood and EDS cannot agree, such person will not be assigned as the EDS Contract Manager by EDS, but an alternative candidate or candidates will be identified for consideration and approval as above. Whether or not Kellwood consents to any reassignments or replacements of the EDS Contract Manager, EDS will be in Default of its obligations under this Agreement if it assign more than three (3) different individuals to the position of the EDS Contract Manager during the initial Term, unless Kellwood requests such reassignment or replacement, or unless EDS employee voluntarily resigns from EDS or is unable to work due to his or her death or disability.

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                  EDS shall cause its EDS Contract Manager to be stationed in the greater Chesterfield, Missouri metropolitan area and to devote his or her full working time and effort to his or her responsibilities for the provision of the Services under this Agreement. For any bonus compensation payable by EDS to the EDS Contract Manager, Kellwood's management's evaluation of the EDS Contract Manager's performance will be taken into account.

                  EDS shall maintain detailed written succession plans and conduct the replacement procedures for the EDS Contract Manager in such a manner so as to assure an orderly succession if the EDS Contract Manager must be replaced.

                  7.1.3.   KELLWOOD KEY PERSONNEL AND REPRESENTATIVES

                  Kellwood Key Personnel will be identified in Schedule O by Kellwood before or concurrently with the Contract Signing Date. Kellwood Key Personnel shall provide advice and assistance to EDS in areas requiring particular technical or functional expertise or work experience. If any one of Kellwood Key Personnel is unable to perform the functions or responsibilities assigned to him or her in connection with this Agreement, or if he or she is no longer employed by Kellwood, Kellwood shall replace such person or reassign the functions or responsibilities to another person. Kellwood's CIO or his/her designee(s) (hereinafter "Kellwood Representatives") shall act as the primary liaison between Kellwood and the EDS Contract Manager and shall have overall responsibility for day-to-day oversight of EDS' performance under this Agreement and coordination of Kellwood's retained authorities.

                  7.1.4.   ADDITIONAL PERSONNEL REQUIREMENTS

                  In addition to EDS' Key Personnel, EDS shall provide and make available such additional staff and personnel as EDS deems necessary to properly perform all of EDS' obligations under this Agreement, all of whom (excluding the Transitioned Employees) shall, prior to their assignment to perform Services, have been subject to drug screening and security clearances by EDS based on EDS' policies in effect as of the date any such personnel are assigned to EDS' staff. All costs and expenses associated with providing, equipping and retaining EDS staff and other personnel is included within the Fees, including, without limitation, all wages and benefits and associated staffing costs such as training and education, office supplies, PC refreshment, travel and lodging costs and recruiting and relocation expenses. EDS shall, on the Contract Signing Date and at the end of every six-month period after the Contract Signing Date, provide Kellwood with a written list of all EDS and Subcontractor personnel whose time is dedicated fifty percent (50%) or more to providing Services under this Agreement.

                  7.1.5.   MINIMUM PROFICIENCY LEVELS

                  EDS' Key Personnel, and all other personnel assigned by EDS or its Subcontractors to perform EDS' obligations under this Agreement, shall have experience, training, and expertise at least equal to commercially reasonable standards applicable to such

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personnel for their responsibilities in the business of providing information technology services. In addition, the Services shall conform to commercially reasonable standards applicable to such Services in the information technology services marketplace.

                  7.1.6.   SPECIALIZED PERSONNEL

                  EDS agrees that as part of its provision of Services, it shall provide EDS personnel (and the personnel of any Subcontractors) that are trained, qualified, and available to perform all Services required in work areas requiring specific health, security, or safety precautions.

                  7.1.7.   TRAINING

                  EDS shall provide, and cause its Subcontractors to provide, all such training to the employees of EDS and its Subcontractors (including the Transitioned Employees) as may be necessary for them to perform, on behalf of EDS, all of EDS' duties under this Agreement, and, in any event, levels of training equal to or greater than the average levels of training given to other EDS or EDS-Affiliate employees holding corresponding positions.

                  7.1.8.   REPLACEMENT OF PERSONNEL

                  Notwithstanding Section 7.1.1, if Kellwood believes that the performance or conduct of any Person employed or retained by EDS to perform EDS' obligations under this Agreement is unsatisfactory for any reason or is not in compliance with the provisions of this Agreement, Kellwood shall so notify EDS in writing and EDS shall promptly address the performance or conduct of such person, or, at the Kellwood CIO's request, immediately replace such Person with another Person acceptable to Kellwood and with sufficient knowledge and expertise to perform the Services in accordance with this Agreement.

                  7.1.9.   SUPERVISION AND CONDUCT OF EDS PERSONNEL

                  EDS or, in respect of Persons who work for EDS' Subcontractors, EDS Subcontractors, shall be responsible for their own staff assigned to provide Services under this Agreement, and, subject to this
Section 7, EDS (directly or through EDS Subcontractors) shall have the sole right to direct and control the management of such staff. EDS and, in respect of Persons who work for EDS' Subcontractors, EDS' Subcontractors shall (a) determine and pay all wages and salaries, (b) provide welfare and retirement benefits, as it deems necessary or desirable, (c) comply with applicable Law, including income tax and employment tax withholding laws, workers' compensation insurance coverage, and (d) file all applicable reports with federal, State and local agencies and authorities as required by Law.

                  While at or on the premises of Kellwood, personnel of EDS and EDS' Subcontractors shall (1) conduct themselves in a businesslike manner and (2) comply with the requests and standard rules of Kellwood regarding safety and health, personal and professional conduct (including the wearing of identification badge or personal protective equipment and adhering to plant regulations and general safety practices or procedures) as may be required for such locations.
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         7.2.     MANAGEMENT COMMITTEE

                  The Management Committee, which shall be chaired by a Kellwood Representative, shall meet on a monthly basis (or as otherwise requested by either Party), to review the effectiveness and value of the Services provided to Kellwood by EDS and to provide guidance to improve such effectiveness and value. The Management Committee shall include an equal number of Kellwood representatives and EDS representatives. The initial representatives of each Party are listed on Schedule I, and each Party may change its representatives from time to time upon written notice to the other. Once annually, the Management Committee shall meet to (i) discuss innovative and emerging ideas and strategies for more effective use of IT and related business transformation services with EDS and industry thought leaders, and (ii) facilitate discussion on how these innovative ideas and strategies can more effectively impact the enterprise transformation of the business of Kellwood. For each such annual meeting, EDS shall prepare a suggested agenda, in concert with a Kellwood Representative. Further, the Management Committee may invite industry thought leaders to participate in such annual meetings to facilitate the information exchange and increase the value of the strategies discussed. Additionally, the Management Committee shall have the discretion to form subcommittees for any purpose it deems appropriate.

         7.3.     PARTIES' RELATIONSHIP

                  From time to time during the Term, but on not less than a quarterly basis, EDS shall discuss with Kellwood (and provide reports on) its current financial plans and operational plans related to this Agreement, and EDS shall make available its senior management personnel to answer questions from Kellwood's senior management personnel regarding such plans.

         7.4.     WORK ORDER PROCEDURES; CHANGE MANAGEMENT PROCEDURE

(a) If Kellwood requires the performance of work that is not being performed at a particular time but that is within the scope of the Services, or if Kellwood wishes to have EDS perform any Other Services, Kellwood shall deliver to the EDS Contract Manager a Work Order, in the form set forth in Schedule J, specifying the proposed work with sufficient detail to enable EDS to evaluate it. Unless the Parties mutually agree in writing to proceed otherwise, or mutually agree to an expedited process, within ten (10) days, except as otherwise specifically stated in the Agreement, following the date of receipt of such Work Order, EDS shall provide Kellwood with an evaluation of the Work Order and a written proposal containing the following: a detailed description of the Services to be performed; specifications (if applicable); implementation plans, with implementation to commence not later than thirty (30) days after approval thereof, unless otherwise mutually agreed; the timeframe for performance; and the estimated price for such performance. The Parties understand and agree that all services requested in such written requests shall be presumed to be within the scope of the Services (and therefore subject to the [confidential treatment requested]), unless EDS can demonstrate otherwise to Kellwood's satisfaction (in which

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event they shall be deemed Other Services). All Work Orders shall be governed by the terms and conditions of this Agreement. Within the timeframe specified in EDS' proposal (the "Response Period"), Kellwood shall notify EDS in writing whether to proceed with the Work Order. If, within the Response Period, Kellwood notifies EDS in writing (i) not to proceed, or fails to notify EDS, then the Work Order shall be deemed withdrawn and EDS shall take no further action with respect to it or (ii) to proceed with the Work Order, then EDS shall proceed in accordance therewith. A Work Order may alter a MASL if and to the extent EDS' ability to perform at such MASL is materially affected by the Work Order, and a Kellwood Representative has expressly agreed to such alteration in writing. Work Orders must be executed by authorized representatives of the Parties to be valid. In the event EDS wishes to perform work that it is not currently providing but that is within the scope of the Services, it shall provide Kellwood with a Work Order and a written proposal; thereafter, the procedure shall be as stated above.

(b) Within thirty (30) days after the Contract Signing Date, EDS shall develop a change management procedure, in accordance with the requirements and specifications set forth in Schedule J, subject to Kellwood's review and approval. Such change management procedure shall be incorporated in the Operations and Procedure Manual, as defined in such Schedule.

8.       INITIATIVES

         8.1.     INITIATIVE REQUIREMENTS AND PROCESS

                  Kellwood may, at any time and from time to time, propose a project outside the scope of Services (an "Initiative") to EDS and solicit a response from EDS for the performance of such Initiative. EDS shall submit its response in respect of each Initiative proposed by Kellwood within fifteen (15) days after EDS' receipt of Kellwood's proposed Initiative, or, if the scope of the Initiative is such that fifteen (15) days would be insufficient, within a mutually agreeable period of time. EDS' proposed fees for performance of each Initiative shall be at a [confidential treatment requested] (to the extent the Initiative consists of design, build, or other development services) or at a [confidential treatment requested] per unit of performance or other benefit to be received by Kellwood (to the extent the Initiative consists of operational or other ongoing services). Each such response shall be in writing and shall contain the following requirements and be in conformance with the process set forth herein: EDS' response to Kellwood's description and specifications for the Initiative, including all services to be performed, categories of personnel (and number of personnel within each category) required to complete the Initiative, and implementation plans; the amount, schedule, and method of payment; the timeframe for performance; completion and acceptance criteria; and any proposed MASLs for new Services that would result from the Initiative. In the event Kellwood selects EDS as its provider with respect to, or the Parties otherwise reach agreement on the terms and conditions of, any Initiative, the obligations of EDS with respect to the Initiative shall be deemed "Other Services" under this Agreement and the Initiative shall be governed by all the terms and conditions of this Agreement, to the extent that such terms are not inconsistent with those agreed to by the Parties with respect to such Initiative.

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         8.2.     COOPERATION AND COORDINATION

                  With respect to each Initiative as to which EDS is not selected to be the sole or principal provider, Kellwood shall notify EDS and EDS shall cooperate and coordinate with the selected provider to facilitate the successful accomplishment of the Initiative, provided that such third-party provider complies and is subject to in all material respects with EDS' reasonable technical and confidentiality requirements and to the extent that the personnel otherwise assigned to perform the delivery of Services under this Agreement can reasonably do so without materially and adversely affecting the MASLs or other aspects of the Services delivered. Such cooperation shall include: (i) providing information concerning any or all of the systems, data, computing environment, and technology direction used in providing the Services; (ii) cooperating with such third party in the implementation and integration of the Initiative in Kellwood's environment;
(iii) providing access to and use of EDS resources; and (iv) performing tasks assigned to EDS in connection with the Initiative. If EDS is required to provide material assistance outside the scope of Services, EDS will notify Kellwood in writing of its required assistance, mutually agree upon with Kellwood payment for the assistance and receive written authorization from a Kellwood Representative therefor. EDS shall not be required to provide such material assistance absent such authorization. EDS acknowledges that Kellwood has the right to solicit or accept proposals on any Initiative from any other provider and may award any Initiative to any such proposer or any reason; provided that EDS' performance under this Agreement shall be excused to the extent that such other source adversely affects EDS' ability to provide the Services and/or to meet the MASLs, on the condition that EDS notifies Kellwood as soon as it becomes aware that EDS' ability is being so adversely affected.

         8.3.     RIGHT OF FIRST REFUSAL

                  During the term of this Agreement, Kellwood hereby grants to EDS a right of first refusal to provide services similar to those described in Schedules A, B, C, D, E and F that are not expressly provided for by this Agreement before obtaining such services from a third-party. As part of the Request for Proposal process, EDS will bid at the same time as third party bidders. Prior to advising Kellwood whether EDS will exercise right of first refusal, EDS will be permitted the same amount of time to review such information and material as the third party was provided to prepare its offer. EDS may exercise such right of first refusal if (i) EDS offers to provide such services within the same time period as that proposed by the third party, (ii) EDS offers such services at the same price, or a price better than, that of the third party, and (iii) EDS has resources available with the skill sets required to deliver the services. If EDS exercises this right of first refusal, Kellwood will obtain those services from EDS, and, if EDS does not exercise such right of first refusal, Kellwood may obtain the services from the third-party. This right of first refusal does not apply to project work or services not described in Schedules A, B, C, D, E and F.

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9.       LIMITATION OF FUTURE CONTRACTS

         The Parties acknowledge and agree that EDS will be restricted in its future contracting with Kellwood as described in this Section; except as specifically provided herein, EDS shall be free to compete for future business with Kellwood on an equal basis with other Persons. If EDS, under the terms of this Agreement, or through the performance of tasks pursuant hereto, develops specifications or statements of work, and such specifications or statements of work are to be incorporated into a solicitation, EDS shall be ineligible to perform the work described within that solicitation as a prime contractor or Subcontractor under a future Kellwood contract, unless otherwise approved by Kellwood. Provided, however, Kellwood will not, as part of a Work Order or otherwise, unilaterally require EDS to prepare such specifications or statements of work under this Agreement.

10.      PROPRIETARY RIGHTS

         10.1.    OWNERSHIP OF WORK PRODUCT

                  10.1.1.  KELLWOOD SOLE OWNER

                           Kellwood  shall be the sole and exclusive owner
of all of the Work Product, and of all copyright and trade secret rights (excluding trade secrets incorporated in EDS Underlying Works) in the Work Product. Ownership of Work Product shall inure to the benefit of Kellwood from the date of conception, creation, or fixation in a tangible medium of expression (whichever occurs first), of such Work Product. To the extent it qualifies as such, each copyrightable aspect of the Work Product shall be considered a "work made for hire" within the meaning of the Copyright Act of 1976, as amended. EDS hereby assigns to Kellwood exclusively all right, title, and interest in and to the copyright and trade secrets of the Work Product, and all copies thereof, and the copyright, trade secret, and all other non-patent proprietary rights (excluding trade secrets incorporated in EDS Underlying Works) therein, that EDS may have or obtain, without further consideration, free from any claim, lien for balance due, or rights of retention thereto on the part of EDS. EDS shall obtain similar written undertakings from all Subcontractors, employees, and consultants who will perform any Services, so as to ensure Kellwood's ownership of the Work Product as provided herein, and shall not commence the deployment of any such Subcontractor, employee, or consultant until such a written undertaking has been obtained from such Subcontractor, employee, or consultant and delivered to EDS. To the extent the Work Product incorporates or includes trade secrets incorporated in EDS Underlying Works, EDS agrees to grant to Kellwood a perpetual, irrevocable, non-exclusive, royalty-free, fully paid-up, worldwide license in such trade secrets to the extent necessary to give Kellwood unrestricted use and enjoyment of such Work Product and the proprietary rights therein. EDS acknowledges that the Parties do not intend EDS to be a joint author of the Work Product within the meaning of the Copyright Act of 1976, as amended, and that in no event shall EDS be deemed the joint author of any Work Product. Kellwood shall have access under reasonable terms and conditions to all EDS materials, premises, and computer files containing the Work Product at no cost to Kellwood. EDS shall promptly and fully disclose and deliver all Work Product to Kellwood, in writing and (with respect to computer

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programs) in both source code and object code form and with all available user manuals and other documentation, as requested by Kellwood, and shall execute and deliver any and all copyright, or other applications, assignments, and other documents that Kellwood requests for protecting the Work Product, whether in the United States or any other country. Kellwood shall have the full and sole power to prosecute such applications and to take all other action concerning the Work Product, and EDS shall cooperate, at Kellwood's expense, in the preparation and prosecution of all such applications and in any legal actions and proceedings concerning the Work Product. EDS shall provide to Kellwood, on a quarterly basis, a written report with appropriate information to enable Kellwood to pursue all intellectual property registrations or other protections for Kellwood's interests in the Work Product. The Parties will cooperate with each other and execute such other documents as may be appropriate to achieve the objectives in this Section.

                  10.1.2.  EXISTING INTELLECTUAL PROPERTY

                           Kellwood  hereby  grants to EDS (and any
Subcontractors set forth on Schedule Q) a non-transferable, non-exclusive, royalty-free, fully paid-up, personal license to use any Work Product solely for the provision of Services to Kellwood. Neither EDS nor any such Subcontractor may use the Work Product in connection with the provision of services to its other customers without the prior written consent of Kellwood, which may be withheld in Kellwood's sole discretion. Each Party shall remain the owner of all software, documentation, tools, methodologies, and trade secrets owned by it as of the Contract Signing Date, and of anything developed by it or for it outside of this Agreement. The Parties agree to execute as soon as reasonably possible a document assigning to Kellwood the ownership of the intellectual property described in Schedule B Attachment B, the "Assigned Software", created pursuant to the 1996 Contract.

                  10.1.3.  EDS METHODOLOGIES

                           Nothing in this  Agreement  shall preclude EDS
from using knowledge, experience and know how including among other things, ideas, methods, processes, concepts, tools, methodologies, and techniques, in developing, independently from the work or information of Kellwood, anything for itself or for third parties, provided such materials do not breach EDS' obligations of confidentiality or otherwise infringe on Kellwood's rights.

                  10.1.4.  INTELLECTUAL PROPERTY

                           EDS shall be the sole and exclusive owner of all
EDS Underlying Works, and all derivatives thereof that do not contain any Work Product ("EDS Derivatives"). EDS grants to Kellwood a perpetual, worldwide, paid up, non-exclusive and nontransferable license to EDS' tools and methodologies to use, copy and modify solely for the purpose of maintaining, enhancing, or modifying the Work Product. Kellwood is hereby granted a non-exclusive transferable (only as set forth below) patent license to use and sell pursuant to any presently owned or hereinafter acquired EDS patent to which use or sale of the Work Product as delivered by EDS would require such a license. Such patent license

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granted is transferable only with the Work Product and not separately therefrom, and extends to any of Kellwood's customers only to the extent needed by that customer to use or resell the Work Product.

                  10.1.5.  THIRD-PARTY UNDERLYING WORKS

                           Notwithstanding  anything to the contrary provided
in this Agreement, including this Section 10.1, the sole and exclusive owner of any third party's Underlying Works, and of all derivative works thereof that are created, invented, or conceived of by such third party (such derivatives, collectively with the third party's Underlying Works, the "Third-Party Works") shall be the applicable third party; provided, however, that EDS shall not implement or utilize any Third-Party Works in the provision of any Services unless the Third-Party Works are commercially available or EDS shall have caused such third party to agree to grant to Kellwood and (for purposes of their providing services to Kellwood) any third-party service providers engaged by Kellwood, at Kellwood's expense, a perpetual, irrevocable, non-exclusive, royalty-free, fully-paid, worldwide license to use, copy, modify, and sublicense the Third-Party Works in connection with the conduct of Kellwood's business.

         10.2.    RIGHTS AND LICENSES

                  10.2.1.  NECESSARY TO THE SERVICES

                  EDS shall obtain from third Parties all rights and licenses required to perform the Services, and the terms and conditions of all such rights and licenses shall be subject to the review and approval of a Kellwood Representative prior to their implementation by EDS. With respect to all technology used and to be used by EDS to perform the Services hereunder, whether proprietary to EDS or known to be proprietary to any other Person, EDS hereby grants and agrees to grant to Kellwood, or shall cause to be granted by the licensor thereof, as the case may be, without additional charge, such licenses and sublicenses as may be necessary in order for Kellwood, and its authorized representatives (including third-party service providers), to use, or receive the benefit of the use by EDS of, such technology in connection with the Services.

                  10.2.2.  ADVANCE CONSENTS

                           EDS shall obtain  advance  consents from EDS'
licensors and lessors to the conveyance or assignment, at no cost to Kellwood, of all licenses and leases related to the Services to Kellwood upon Disentanglement. If such advance consents cannot be obtained, EDS shall promptly notify Kellwood and Kellwood shall have the option to enter into the applicable license or lease in its own name.

         10.3.    KELLWOOD DATA

                  Kellwood shall permit EDS to have access to Kellwood Data solely to the extent EDS requires such access to such data to provide the Services and maintain the

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MASLs. EDS may only access and process Kellwood Data in connection herewith or as directed by Kellwood in writing and may not otherwise modify Kellwood Data, merge it with other data, commercially exploit it, or do any other thing that may in any manner adversely affect the integrity, security, or confidentiality of such data, other than as specified herein or as directed by Kellwood in writing. EDS understands and agrees that Kellwood owns all right, title, and interest in Kellwood Data and in any modification, compilation, or derivative work therefrom (collectively, "Data and Modified Data"), and also owns all copyright, trademark, trade secrets, and other proprietary rights (except inventions conceived by an EDS employee) in the Data and Modified Data. To the extent it qualifies as such, EDS agrees that all copyrightable aspects of such Data and Modified Data shall be considered "work made for hire" within the meaning of the Copyright Act of 1976, as amended. EDS hereby assigns to Kellwood exclusively all right, title, and interest in and to the Data and Modified Data and to all copyright or other proprietary rights (except inventions conceived by an EDS employee) therein that it may obtain, without further consideration, free from any claim, lien for balance due, or rights of retention thereto on the part of EDS. EDS also acknowledges that the Parties do not intend EDS to be a joint author of the Data and Modified Data within the meaning of the Copyright Act of 1976, as amended, and that in no event shall EDS be deemed a joint author thereof. Furthermore, EDS and all Subcontractors will not publish or disclose in any manner privacy and security safeguards related to any federal, State, or Kellwood data or any other data of which EDS or any Subcontractor has custody.

         10.4.    INFRINGEMENT

                  Each of the Parties promises to perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright, or other proprietary right of any third party, or a violation of the other Party's software license agreements or intellectual property rights disclosed to or known by such Party.

         10.5.    COOPERATION

                  If at any time Kellwood brings, or investigates the possibility of bringing, any claim against any third party for infringement of any patent, trademark, copyright, or similar proprietary right of Kellwood provided by EDS or its Subcontractors under this Agreement, including misappropriation of trade secrets and misuse of confidential information, then EDS, upon the request and at the expense of Kellwood, shall cooperate with and assist Kellwood in the investigation or pursuit of such claim, and provide Kellwood with any information in the possession of EDS that may be of use to Kellwood in the investigation or pursuit of such claim.

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11.      SECURITY AND PROTECTION OF INFORMATION

         11.1.    SECURITY

                  11.1.1.  SECURITY AND POLICIES

                           At all times during the Term, EDS shall provide
the Services, and use the resources related thereto, in a secure manner and in accordance with Kellwood's security requirements, including the prevention and detection of fraud, abuse, or other inappropriate use or access of systems and networks by appropriate means, including network management and maintenance applications and tools, and the use of appropriate encryption technologies. In addition, EDS personnel (including personnel of any Subcontractors) shall be subject to and shall at all times conform to Kellwood's laws, rules, and requirements for the protection of premises, materials, equipment, and personnel, as they have been previously disclosed to EDS in writing, including those set forth on Schedule K. Any violations or disregard of these rules shall be cause for denial of access by such personnel to Kellwood's property. EDS shall exercise due care and diligence to prevent any injury to person or damage to property while on Kellwood's premises. The operation of EDS vehicles or private vehicles of EDS personnel on Kellwood's property shall conform to posted and other regulations and safe driving practices. Vehicular accidents on Kellwood's property and involving EDS personnel shall be reported promptly to the appropriate Kellwood security personnel.

                  11.1.2.  INFORMATION ACCESS

                           EDS warrants that during the Term, it, and its
employees, agents, and Subcontractors, shall comply with all Kellwood policies and procedures made available to EDS regarding data access and security, including those prohibiting or restricting remote access to Kellwood systems and data. Kellwood shall authorize and EDS shall issue any necessary information-access mechanisms, including access IDs and passwords, and EDS promises that the same shall be used only by the personnel to whom they are issued. EDS shall provide to such personnel only such level of access as is required to perform the tasks and functions for which such personnel are responsible. EDS shall from time to time, upon request from Kellwood but at least quarterly, provide Kellwood with an updated list of those EDS personnel having access to Kellwood's systems, software, and data. Computer data and software, including Kellwood Data, provided by Kellwood or accessed by EDS personnel, shall be used by EDS personnel only in connection with EDS' obligations hereunder, and shall not be commercially exploited by EDS in any manner whatsoever. In addition, failure of EDS to comply with the provisions of this Section 11 may result in Kellwood restricting offending personnel from access to Kellwood computer systems or Kellwood Data. EDS shall maintain and ensure the confidentiality and security of Kellwood Data.

                  11.1.3.  BACKGROUND CHECKS

                           If EDS assigns, as a full-time resource, Persons
(whether employees, independent contractors, or agents), other than Transitioned Employees, to

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perform work at any Location, EDS shall have conducted a background check, as permitted by law, on all such Persons before Kellwood will grant access to such Location. Such background check shall be in the form generally used or relied upon by EDS in its initial hiring of employees or contracting for independent contractors, as applicable, during the employment-screening process. On an annual basis, EDS shall certify that the background check required by this Section 11.1.3 has been conducted in respect of all Persons assigned by EDS to perform work at any Location.

                  11.1.4.  OTHER POLICIES

                           EDS shall, and shall cause its Subcontractors
and employees to, abide by all Kellwood policies generally applicable to Kellwood employees and other contractors that may be established by Kellwood from time to time, and which are made available to EDS.

                  11.1.5.  MINIMUM SECURITY STANDARDS AND AUDIT

                           In no event  shall EDS' actions or inaction
result in any situation that is less secure than either: (i) the security Kellwood provided as of the Contract Signing Date; or (ii) the security EDS then provides for its own systems and data. Upon reasonable written notice, Kellwood may engage any such organization that is not a competitor of EDS or its Subcontractors in the IT markets with respect to the provision of services similar to the Services as it may deem suitable to conduct an audit of the IT environment used to provide the Services, including security, policies, and operational matters. Any such audit shall be in accordance with sections 17.2 and 6.2.

         11.2.    PROTECTION OF KELLWOOD CONFIDENTIAL INFORMATION

                  11.2.1.  NONDISCLOSURE; EDS POLICIES AND PROCEDURES

(a) All Kellwood Confidential Information shall be deemed the sole property of Kellwood and shall be used solely by EDS or any of its Subcontractors for the purpose of performing its obligations under this Agreement, and shall not be published, transmitted, released, or disclosed by EDS or its Subcontractors to any other Person without the prior written consent of Kellwood, which consent Kellwood may withhold in its sole discretion.

(b) EDS shall implement and maintain appropriate policies and procedures to safeguard the confidentiality of Kellwood Confidential Information in accordance with subsection (a) above, including the policies and procedures described in Sections 11.1.1 and 11.1.2 hereof. Kellwood Confidential Information shall not include information that EDS can demonstrate was:
(i) at the time of disclosure to EDS, in the public domain; (ii) after disclosure to EDS, published or otherwise made a part of the public domain through no fault of EDS; (iii) in the possession of EDS at the time of disclosure to it, if EDS was not then under an obligation of confidentiality with respect thereto; (iv) received after disclosure by Kellwood to EDS from a third party who had a lawful right to disclose such information to EDS;
or (v) independently developed by EDS without reference to Kellwood Confidential Information. For purposes of

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this provision, information is in the public domain if it is generally known
(through no fault of EDS) to third Parties who are not subject to nondisclosure restrictions similar to those in this Agreement.

(c) EDS shall require as a condition of any subcontract that the Subcontractor expressly acknowledges and agrees to be bound by substantially the same confidentiality requirements by which EDS is bound under this Agreement.

                  11.2.2.  DISCLOSURE REQUESTS

                  Any and all requests from third parties not authorized to access Kellwood Confidential Information for copies of or access to, or other disclosure of, any Kellwood Confidential Information shall be promptly submitted to Kellwood for disposition.

                  11.2.3.  PERMITTED DISCLOSURE

                  Notwithstanding the above provisions of this Section 11.2, EDS may disclose Kellwood Confidential Information to its employees, agents, and Subcontractors who have: (i) a need to know such Kellwood Confidential Information in order to perform their duties under this Agreement, as determined by an appropriate Kellwood official; and (ii) a legal duty to protect Kellwood Confidential Information. Subject to the terms of Section 14.3, EDS shall be fully liable for the acts or omissions of its Subcontractors and employees with respect to such Kellwood Confidential Information.

                  11.2.4.  PUBLICITY

                  EDS shall not release any information concerning the Services or any part thereof to any member of the public or the press or any representative of any business entity or official body, unless prior written consent is obtained from Kellwood.

         11.3.    LEGALLY REQUIRED DISCLOSURE

                  Either Party may disclose Confidential Information of the other Party to the extent disclosure is based on the good faith written opinion of such Party's legal counsel that disclosure is required by law or by order of a court or governmental agency; provided, however, that such Party shall give prompt notice of such requirement and use commercially reasonable efforts to assist the owner of such Confidential Information if the owner wishes to obtain a protective order or otherwise protect the confidentiality of such Confidential Information. The owner of such Confidential Information reserves the right to obtain a protective order or otherwise protect the confidentiality of such Confidential Information. For purposes of this Section 11.3, Kellwood's General Counsel shall act as Kellwood's legal counsel.

         11.4.    NOTIFICATION

                  In the event of any disclosure, loss, or destruction of Confidential Information, the receiving Party shall immediately notify the disclosing Party.

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         11.5.    INJUNCTIVE RELIEF

                  If either Party publishes, transmits, releases, or discloses any Confidential Information of the other Party in violation of this Section 11, or if either Party anticipates that the other Party shall violate or continue to violate any restriction set forth in this Section 11, the first Party shall have the right to have the provisions of this Section 11 specifically enforced by any court having equity jurisdiction, and shall be required to post bond or other security but shall not have to prove the inadequacy of available remedies at law, it being acknowledged and agreed that any such violation shall cause irreparable injury to such first Party and that monetary damages shall not provide an adequate remedy to it. In addition, the first Party and any individuals that were the subject of such Confidential Information may take all such other actions and shall have such other remedies available to it or them at law or in equity and shall be entitled to such damages as it or they can show have been sustained by reason of such violation.

         11.6.    RETURN OF CONFIDENTIAL INFORMATION

                  Promptly upon the expiration or termination of the Term, and at any other time upon written request by either Party to the other Party, the other Party shall promptly return to the sole custody of the requesting Party, all Confidential Information of the requesting Party then in its possession or control, in whatever form, or, in the case of written request by the requesting Party, such Confidential Information specified in such request as then in the other Party's possession or control, in whatever form. In addition, unless the requesting Party otherwise consents in writing, the other Party shall also deliver to the requesting Party or, if requested by the requesting Party, shall delete or destroy, any copies, duplicates, summaries, abstracts, or other representations of any such Confidential Information or any part thereof, in whatever form, then in the possession or control of the other Party. Notwithstanding the foregoing: (i) EDS may retain one (1) copy of documentation and data, excluding Kellwood Data, for archival purposes or warranty support; and (ii) Kellwood may retain copies of EDS Confidential Information to the extent required by law or regulation or to the extent otherwise permitted under this Agreement.



         11.7.    EDS CONFIDENTIAL INFORMATION

                  Kellwood shall use the same care to prevent disclosure of the records, data, and other information that is obtained by Kellwood from EDS or its Subcontractors in connection with its performance of this Agreement, whether oral, written, recorded on electronic media, or otherwise, and including all financial information, personnel information, reports, documents, correspondence, plans, and specifications, and other records, data, or information collected, received, stored, or transmitted in any manner, and that are exempt from disclosure under law (collectively, the "EDS Confidential Information"), as it uses to prevent disclosure of its own information of a similar nature, but in no event less than a reasonable degree of care. EDS Confidential Information shall not include information that Kellwood can demonstrate was: (i) at the time of disclosure to

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Kellwood, in the public domain; (ii) after disclosure to Kellwood, published or otherwise made a part of the public domain through no fault of Kellwood;
(iii) in the possession of Kellwood at the time of disclosure to it, if Kellwood was not then under an obligation of confidentiality with respect thereto; (iv) received after disclosure by EDS to Kellwood from a third party who had a lawful right to disclose such information to Kellwood; or
(v) independently developed by Kellwood without reference to EDS
Confidential Information. For purposes of this provision, information is in the public domain if it is generally known (through no fault of Kellwood) to third Parties who are not subject to nondisclosure restrictions similar to those in this Agreement.

12.      TERM

         12.1.    INITIAL TERM; RENEWALS

                  12.1.1.  INITIAL TERM

                  The period during which EDS shall be obligated to provide the Services under this Agreement shall commence on the Contract Signing Date (except as otherwise specified herein) and shall end on the seventh (7th) anniversary of the Contract Signing Date (the "Initial Term").

                  12.1.2.  EXTENSIONS BY KELLWOOD

                  Kellwood may, at its sole option and discretion, upon at least one hundred twenty (120) days' notice to EDS, extend any expiration or termination of the Term for successive periods of not less than one hundred twenty (120) days each, with such extension periods not to exceed two hundred forty (240) days in the aggregate. Each such extension shall be upon the same terms and conditions in effect immediately prior to such extension. Any adjustments to the Fees applicable to any extension period shall be mutually agreed by the Parties, consistent with the pricing methodology set forth in Schedules A through F; in the event the Parties are unable to agree on such applicable Fees, the Fees shall be the same Fees as were applicable in the immediately preceding Contract Year or extension period, as the case may be, subject to COLA.

         12.2.    EARLY TERMINATION FOR CONVENIENCE

                  Kellwood shall have the right after contract month 30 to terminate as to any category of the Services described in this Agreement (i.e., any Service described in any Section thereof), for its convenience, or to end the Term for its convenience, effective at 11:59 p.m. on the intended date of termination (the "Termination Date"), by delivering to EDS a written notice of termination (the "Termination Notice") at least one hundred eighty
(180) days before the Termination Date. In the event Kellwood terminates all of the Services and the Term pursuant to this section, and EDS has performed its obligations (including its Disentanglement obligations), Kellwood shall pay to EDS on or before the sixtieth (60th) day after the Termination Date, an amount determined in accordance with Schedule P. In the event Kellwood elects to terminate any category of Service (but not all

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Services in the aggregate) pursuant to the terms hereof, EDS shall perform its Disentanglement obligations hereunder to the extent applicable to the Service or Services being terminated. In the event Kellwood elects to terminate a category of Service described in this Agreement, rather than all of the Services, the charge associated with the termination of such category or Service shall instead be an amount mutually agreed upon in advance in writing and shall not exceed amounts in Schedule P.

         12.3.    TERMINATION FOR DEFAULT

                  12.3.1.  TERMINATION FOR EDS DEFAULT

                  Section 21 hereof notwithstanding, the Term may be ended by Kellwood by a Termination Notice delivered to EDS if EDS commits a Default. Termination shall be effective at 11:59 p.m. on the Termination Date specified in the Termination Notice, subject to the provisions of Section
21.5 hereof; provided, however, that EDS shall continue to perform its Disentanglement obligations hereunder until they are fulfilled. No termination pursuant to this Section 12.3.1 shall be deemed a termination for convenience subject to Section 12.2 or otherwise require Kellwood to make any payments to EDS not otherwise required under Section 6 hereof. Termination shall not constitute Kellwood's exclusive remedy for such Default, and Kellwood shall not be deemed to have waived any of its rights accruing hereunder prior to such Default. If EDS' Default is a result of EDS' breach of any obligation under Section 11.2.1, Kellwood's right to end the Term by a Termination Notice pursuant to this Section 12.3.1 shall be subject to Kellwood authorizing such termination based on a determination that as a result of such Default the continued providing of the Services by EDS is not in the best interests of Kellwood.

                  12.3.2.  TERMINATION FOR KELLWOOD DEFAULT

                  Section 21 hereof notwithstanding, the Term may be ended by EDS by a Termination Notice delivered to Kellwood if Kellwood commits a Default pursuant to Section 25.10 (b) (i). Termination shall be effective at 11:59 p.m. on the Termination Date specified in the Termination Notice, subject to the provisions of Section 21.5 hereof; provided, however, that EDS shall continue to perform its Disentanglement obligations hereunder until they are fulfilled.

         12.4.    TERMINATION FOR FORCE MAJEURE EVENT

                  If a delay or interruption of performance by EDS resulting from its experiencing a Force Majeure Event exceeds ten (10) days, despite EDS' use of its best efforts (that shall not involve the payment of funds that would not be commercially reasonable under the circumstances), Kellwood may terminate as to any of the categories of Services (in whole or in part), effective at 11:59 p.m. on the Termination Date, by delivering to EDS a Termination Notice specifying the Termination Date; provided, however, that EDS shall continue to perform its Disentanglement obligations in respect of such terminated Services until such obligations are fulfilled. Except as provided in this Section 12.4, no termination pursuant to this Section 12.4 shall require Kellwood to make any payments to

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EDS not otherwise required under Section 6 hereof. In the event Kellwood terminates the Services pursuant to this Section, and EDS has performed its material obligations (including its Disentanglement obligations), Kellwood shall pay to EDS, on or before the sixtieth (60th) day after the Termination Date, the amount in accordance with, the Early Termination
Fees in Schedule P.

         12.5.    TERMINATION FOR INSOLVENCY

                  In the event of a judicial declaration of the insolvency of either Party; the general failure of either Party to pay its debts in the normal course of business; the entrance of either Party into receivership or any arrangement or composition with creditors generally; the filing of a voluntary or involuntary petition that is not dismissed within sixty (60) days for the bankruptcy, reorganization, dissolution, or winding-up of either Party; a general assignment for the benefit of creditors of either Party; or a seizure or a sale of a material part of either Party's property by or for the benefit of any creditor or governmental agency, the other Party shall have the right to terminate this Agreement, however, that EDS shall continue to perform its Disentanglement obligations hereunder until they are fulfilled.

         12.6.    TERMINATION FOR DISBARMENT

                  Kellwood shall have the right to terminate this Agreement in the event of disbarment of EDS from performing services with respect to all business with the federal government, however that EDS shall continue to perform its Disentanglement obligations hereunder until they are fulfilled.

         12.7.    EFFECT OF ENDING OF TERM

                  The expiration or termination of the Term shall not constitute a termination of this Agreement or any provision hereof that by its nature shall continue in force and effect, including EDS' obligations with respect to Disentanglement.

         12.8.    NO TERMINATION BY EDS

                  EDS may not, for any reason whatsoever except as provided in Section 12.3 or 12.5, terminate the Term prior to its expiration, terminate this Agreement, or otherwise repudiate this Agreement or refuse to perform its obligations hereunder.

13.      DISENTANGLEMENT

         13.1.    GENERAL OBLIGATIONS

                  EDS shall accomplish a complete transition of the Services being terminated from EDS and the Subcontractors to Kellwood, or to any replacement provider designated by Kellwood, without any interruption of or adverse impact on the Services or any other services provided by third Parties (the "Disentanglement"). EDS shall cooperate with Kellwood and any new service provider and otherwise promptly take all steps required to assist Kellwood in effecting a complete Disentanglement. EDS shall provide all information

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regarding the Services or as otherwise needed for Disentanglement, including data conversion, interface specifications, and related professional services. EDS shall provide for the prompt and orderly conclusion of all work, as Kellwood may direct, including completion or partial completion of projects, documentation of work in process, and other measures to assure an orderly transition to Kellwood or Kellwood's designee. All services related to Disentanglement shall be deemed a part of the Services and shall be performed by EDS at no additional cost to Kellwood beyond what Kellwood would pay for the Services absent the performance of the Disentanglement services. EDS' obligation to provide the Services shall not cease until EDS' obligations in Section 13 have been completed to Kellwood's satisfaction, including the performance by EDS of all asset-transfers.

         13.2.    DISENTANGLEMENT PROCESS

                  The Disentanglement process shall begin on any of the following dates: (i) the date designated by Kellwood not earlier than one hundred eighty (180) days prior to the end of any initial or extended term that Kellwood has not elected to extend pursuant to Section 12.1; (ii) the date any Termination Notice is delivered, if Kellwood elects to terminate any or all of the Services pursuant to Sections 12.2, 12.3, 12.4, 12.5 or 12.6; or (iii) the date any Termination Notice is delivered , if EDS elects to terminate the Services pursuant to Sections 12.3 or 12.5. Subject to Section 12.1.2, EDS' obligation to perform Services, and Kellwood's obligation to pay for Services, shall expire: (A) at the end of the initial or extended term set forth in Section 12.1; or (B) on the Termination Date, pursuant to Sections 12.2, 12.3, 12.4, 12.5, or 12.6 (with the applicable date on which EDS' obligation to perform the Services expires being referred to herein as the "Expiration Date"); provided, however, that EDS shall remain obligated to provide Disentanglement services for up to nine (9) months or as mutually agreed upon after any such Expiration Date, at rates that are the lower of:
(1) the applicable rates set forth in Schedule H for the applicable Services; or (2) rates mutually agreed upon by both parties in writing. EDS and Kellwood shall discuss in good faith a plan for determining the nature and extent of EDS' Disentanglement obligations and for the transfer of Services in process provided, however, that EDS' obligation under this Agreement to provide all Services necessary for Disentanglement shall not be lessened in any respect. EDS shall perform its Disentanglement obligations on an expedited basis if Kellwood terminates the Term pursuant to Sections 12.3, 12.4, 12.5 or 12.6.

         13.3.    SPECIFIC OBLIGATIONS

                  The Disentanglement shall include the performance of the following specific obligations:

                  13.3.1.  FULL COOPERATION AND INFORMATION

                  Upon Disentanglement, the Parties shall cooperate fully with one another to facilitate a smooth transition of the Services being terminated from EDS to Kellwood or Kellwood's designated replacement provider. Such cooperation shall include the provision (both before and after the cessation of EDS' providing all or any part of the Services under this Agreement) by EDS to Kellwood of full, complete, detailed, and sufficient information

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(including information then being utilized by EDS) to enable Kellwood's personnel (or that of third Parties) to fully assume and continue without interruption the provision of the Services.

                  13.3.2.  NO INTERRUPTION OR ADVERSE IMPACT

                  EDS shall cooperate with Kellwood and all of Kellwood's other service providers to provide a smooth transition at the time of Disentanglement and will use commercially reasonable efforts to maintain the MASLs and reasonably provide for no interruption of Services, no adverse impact on the provision of Services or Kellwood's activities, no interruption of any services provided by third Parties, and no adverse impact on the provision of services provided by third Parties within EDS' control.

                  13.3.3.  THIRD-PARTY AUTHORIZATIONS

                  Without limiting the obligations of EDS pursuant to Section 10.2, EDS shall, subject to the terms of any third-party contracts, procure at no charge to Kellwood any third-party authorizations necessary to grant Kellwood the use and benefit of any third-party contracts between EDS and third-party contractors used to provide the Services, pending their assignment to Kellwood pursuant to Section 13.3.6.

                  13.3.4.  LICENSES TO PROPRIETARY SOFTWARE

                  EDS shall provide a nonexclusive, nontransferable, fully-paid, perpetual, irrevocable, royalty-free worldwide license to Kellwood (or other service provider, as the case may be), at no charge to Kellwood, to use, copy, and modify, all EDS Underlying Works and EDS Derivatives that would be needed in order to allow Kellwood to continue to perform for itself, or obtain from other providers, the Services as the same might exist at the time of Disentanglement. EDS shall also provide Kellwood with a copy of each such program, in such media as requested by Kellwood, together with object code, source code, and appropriate documentation. To the extent that EDS offers this service to its other commercial customers, EDS shall offer to Kellwood the right to receive maintenance (including all enhancements and upgrades) and support with respect to such EDS Underlying Works and EDS Derivatives for so long as Kellwood requires, at the rates EDS is offering to other major customers for services of a similar nature and scope.

                  13.3.5.  TRANSFER OF ASSETS

                  EDS shall convey to Kellwood, from among those assets then held by EDS for the provision of Services to Kellwood, other than those assets expressly identified by the Parties from time to time as Shared Resources, such assets as Kellwood may select, at a price which is the lesser of the [confidential treatment requested] or [confidential treatment requested] if such transfer occurs greater than thirty (30) months past the Contract Signing Date or at the lesser of [confidential treatment requested] or the [confidential treatment requested] and [confidential treatment requested] if such transfer occurs less than or equal to thirty
(30) months past the Contract Signing Date. Such assets will be provided on an "AS

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IS, WHERE IS" basis. EDS shall promptly remove from Kellwood's premises any EDS assets that Kellwood, or its designee, chooses not to purchase.

                  13.3.6.  TRANSFER OF LEASES, LICENSES, AND CONTRACTS

                  EDS, at its expense, shall convey or assign to Kellwood or its designee such leases, licenses, and other contracts used by EDS, Kellwood, or any other Person in connection with the Services, as Kellwood may select; provided, however, EDS shall convey or assign to Kellwood or its designee, as Kellwood shall determine, and Kellwood or its designee shall assume the leases, licenses, and other contracts utilized by EDS in connection with the Services. EDS' obligation under this Section 13.3.6 shall include EDS' performance of all obligations under such leases, licenses, and other contracts to be performed by it with respect to periods prior to the date of conveyance or assignment and EDS shall reimburse Kellwood for any Losses resulting from any claim that EDS did not perform any such obligations.

                  13.3.7.  DELIVERY OF KELLWOOD CONFIDENTIAL INFORMATION

                  EDS shall deliver to Kellwood or its designee, at Kellwood's request, all Kellwood Confidential Information and data , held by EDS, and EDS shall destroy all copies thereof not turned over to Kellwood, all at no charge to Kellwood. Notwithstanding the foregoing, EDS may retain one (1) copy of the documentation and data, excluding Kellwood Data, for archival purposes or warranty support.

                  13.3.8.  HIRING OF EMPLOYEES

                  EDS shall cooperate and not interfere with Kellwood in offering employment, at the sole discretion of Kellwood, to any or all Transitionable Employees (as defined in the 1996 Contract) with EDS that are substantially involved in the provision of Services whether such offers are made at the time of, after, or in anticipation of expiration or termination of the Term.

                  Additionally, EDS shall cooperate in good faith with Kellwood in offering employment, at the sole discretion of Kellwood, to any or all EDS employees that are not Transitionable Employees that are substantially involved in the provision of Services whether such offers are made at the time of, after, or in anticipation of expiration or termination of the Term under the condition Kellwood follows the outlined steps: (1) Kellwood notifies EDS in advance in writing of the EDS employees Kellwood is interested in offering employment, (2) EDS has the opportunity, prior to Kellwood meeting with any employee to discuss employment opportunities with Kellwood, to meet with each individual to discuss potential opportunities within EDS, the potential opportunities at Kellwood (based upon a mutually agreed upon script) and the employees interest or lack thereof in speaking with Kellwood regarding employment, (3) EDS and Kellwood jointly meet with any EDS employee who, in step 2, expressed a lack of interest in employment with Kellwood to jointly verify such lack of interest. If the EDS employee expresses a desire to not continue discussions with Kellwood in this meeting, Kellwood will not meet with this individual again to discuss

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employment with Kellwood unless the employee changes their mind and communicates such change to EDS, (4) Relative to each EDS employee that expresses an interest in employment with Kellwood as a result of step 2 or 3, Kellwood shall be allowed to meet with the employee as often as required without interference from EDS to further discuss employment opportunities with Kellwood.

                  EDS shall be solely responsible for, and shall pay, all severance and related payments, if any are payable pursuant to EDS' standard policies, to any such employees of EDS hired by Kellwood or its designee.

         13.4.    PREPARATION FOR DISENTANGLEMENT

                  13.4.1.  COMPLETE DOCUMENTATION

                  EDS shall provide to Kellwood complete information, including complete documentation, as required to be provided pursuant Schedule S, in accordance with the standards and methodologies to be implemented by EDS, for all software (including applications developed as part of the Services) and hardware, that is sufficient to enable Kellwood, or another service provider, to fully assume the provision of the Services to Kellwood. EDS shall provide such documentation for all upgrades to or replacements of software or hardware, concurrently with the installation thereof.

                  13.4.2.  MAINTENANCE OF ASSETS

                  EDS shall maintain all of the hardware, software, systems, networks, technologies, and other assets utilized in providing Services to Kellwood (including leased and licensed assets) in good condition, reasonable wear and tear excepted, and in such locations and configurations as to be readily identifiable and transferable back to Kellwood or its designees in accordance with the provisions of this Agreement; in addition, EDS shall insure such assets in accordance with the requirements of Section 15.

                  13.4.3.  ADVANCE WRITTEN CONSENTS

                  EDS shall obtain, in accordance with Section 10.2 hereof, advance written consents from all licensors and lessors to the conveyance or assignment of licenses and leases to Kellwood or its designee upon Disentanglement. EDS shall also obtain for Kellwood the right, upon Disentanglement, to obtain maintenance (including all enhancements and upgrades) and support with respect to the assets that are the subject of such leases and licenses at the price at which, and for so long as, such maintenance and support is made commercially available to other customers of such third Parties whose consent is being procured hereunder.

                  13.4.4.  ALL NECESSARY COOPERATION AND ACTIONS

                  EDS shall provide cooperation, take such additional actions, and perform such additional tasks, as may be necessary to provide for a timely Disentanglement in compliance

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with the provisions of this Section 13, including performance, on or before the Expiration Date, of EDS' obligations under this Section.

14.      REMEDIES; LIMITATIONS OF LIABILITY

         14.1.    REMEDIES CUMULATIVE

                  Except as otherwise expressly limited in Section 14.3, below, or elsewhere in this Agreement, the remedies provided in this Section and elsewhere in this Agreement are neither exclusive nor mutually exclusive, and the Parties shall be entitled to resort to any and all such remedies, and any other remedy or remedies available at law or in equity, by statute or otherwise, individually or in any combination thereof. No delay in exercising or failure to exercise any right or remedy shall operate as a waiver thereof except where specifically provided herein.

         14.2.    ATTORNEYS' FEES

                  The prevailing Party shall be entitled to recover from the non-prevailing Party reasonable attorneys' fees and costs in connection with any legal proceedings related to this Agreement.

         14.3.    LIMITATION OF LIABILITY AND DISCLAIMERS

                  Subject to the express provisions and limitations of this
Section 14.3, the Parties intend that each Party shall be liable to the other Party for all damages incurred as a result of the breaching Party's failure to perform its obligations.

(a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED BELOW, THE AGGREGATE CUMULATIVE MONETARY LIABILITY OF KELLWOOD HEREUNDER FOR ALL DAMAGES ARISING UNDER OR RELATING TO THIS AGREEMENT, NOTWITHSTANDING THE FORM (e.g., CONTRACT, TORT, OR OTHERWISE) IN WHICH ANY ACTION IS BROUGHT, SHALL BE LIMITED TO $[CONFIDENTIAL TREATMENT REQUESTED]. THE FOREGOING LIMITATIONS UPON KELLWOOD'S LIABILITY SHALL NOT APPLY TO: (i) LOSSES SUBJECT TO INDEMNIFICATION BY KELLWOOD PURSUANT TO SECTION 20.2.1 (TECHNOLOGY) OR
20.2.4 (INJURY, PROPERTY OR OTHER DAMAGE); (ii) LOSSES ARISING FROM KELLWOOD'S REPUDIATION OF THIS AGREEMENT; (iii) LOSSES ARISING OUT OF THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF KELLWOOD; OR (iv) KELLWOOD'S NONPERFORMANCE OF ITS PAYMENT OBLIGATIONS TO EDS EXPRESSLY SET FORTH IN THIS AGREEMENT (INCLUDING, KELLWOOD'S OBLIGATION TO MAKE PAYMENTS, SUBJECT TO SECTIONS 6.11 AND 21, TO EDS DURING THE ORIGINAL TERM OF THIS AGREEMENT AS REQUIRED HEREBY, WHETHER IN THE FORM OF CHARGES FOR SERVICES PERFORMED HEREUNDER OR FOR PAYMENT OR REIMBURSEMENT OF TAXES OR PASS-THROUGH EXPENSES.

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(b)      EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS SECTION 14.3, THE
AGGREGATE CUMULATIVE MONETARY LIABILITY OF EDS HEREUNDER FOR ALL DAMAGES ARISING UNDER OR RELATING TO THIS AGREEMENT, NOTWITHSTANDING THE FORM (e.g., CONTRACT, TORT, OR OTHERWISE) IN WHICH ANY ACTION IS BROUGHT, SHALL BE LIMITED TO $[CONFIDENTIAL TREATMENT REQUESTED]. THE FOREGOING LIMITATION UPON THE TYPES AND AMOUNTS OF EDS' LIABILITY SHALL NOT APPLY TO: (A) LOSSES SUBJECT TO INDEMNIFICATION BY EDS PURSUANT TO SECTION 20.1.1 (TECHNOLOGY) OR
20.1.2 (INJURY, PROPERTY OR OTHER DAMAGE); ; (B) "WILLFUL ABANDONMENT OF ALL OR SUBSTANTIALLY ALL OF EDS' OBLIGATIONS UNDER THIS AGREEMENT, PROVIDED THAT EDS' GOOD FAITH EXERCISE OF ITS RIGHTS UNDER SECTION 12.3.2 SHALL NOT BE CONSIDERED "WILLFUL ABANDONMENT" EVEN IF IT IS LATER DETERMINED THAT EDS' EXERCISE OF SUCH RIGHT WAS WRONGFUL."; AND (C) LOSSES ARISING OUT OF THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF EDS.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT THE TYPES OF DAMAGES THAT THE OTHER PARTY MAY RECOVER FROM THE PARTY SHALL INCLUDE ALL ADDITIONAL COSTS AND EXPENSES PAID OR INCURRED BY THE OTHER PARTY AND PROVEN TO BE THE DIRECT RESULT OF ANY FAILURE BY THE PARTY TO PERFORM ITS OBLIGATIONS HEREUNDER.

(d)      EXCEPT TO THE EXTENT ANY OF THE LOSSES DESCRIBED IN CLAUSES
(i) - (iv) OF SUBSECTION (a), CLAUSES (A), (B), AND (C) OF SUBSECTION (b) OR SUBSECTION (c) MAY BE DEEMED TO BE SUCH DAMAGES, NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, SPECIAL, INDIRECT, OR INCIDENTAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT. NEITHER PARTY SHALL BE LIABLE FOR EXEMPLARY OR PUNITIVE DAMAGES REGARDLESS OF THE FORM IN WHICH ANY ACTION IS BROUGHT.

         14.4.    FORCE MAJEURE EVENTS

                  If a Force Majeure Event is the material contributing cause of a Party's failure to perform any of its obligations hereunder, such obligations, after notification by such Party to the other Party, shall be deemed suspended to the extent such obligations are directly affected by such Force Majeure Event, until the Force Majeure Event has ended and a reasonable period of time for overcoming the effects thereof has passed; provided, however, that if a Force Majeure Event results in EDS being unable to perform during any period any or all of the Services in accordance with the terms hereof, Kellwood shall: (i) not be required to pay for any such Services that EDS is unable to perform; (ii) be entitled, without the payment of the fees described in Section 12.2, to engage an alternate provider, on an interim basis, to perform the Services that EDS is unable to perform as a result of such Force Majeure Event; (iii) be entitled to a share of EDS' resources devoted to returning EDS to full performance of all Services hereunder, that is equal to or greater than the share of such resources that EDS allocates to other of its customers with whom it has agreements that are

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similar to this Agreement; and (iv) have the right to terminate this
Agreement in accordance with the terms of Section 12.4 hereof. Both Parties shall use their best efforts to minimize delays that occur due to a Force Majeure Event. Notwithstanding the above, EDS shall in no event be excused from those obligations not directly affected by a Force Majeure Event (including disaster recovery services), and if the Force Majeure Event is caused by EDS' failure to comply with any of its obligations under this Agreement or by EDS' negligence or omission, there shall be no relief from any of its obligations under this Agreement.

15.      INSURANCE

         EDS shall provide and maintain, during the Term and for such other period as may be required herein, at its sole expense, insurance in the amounts and form described below. The fact that EDS has obtained the insurance required in this Section 15 shall in no manner lessen, increase or otherwise effect EDS' other obligations or liabilities set forth in this Agreement, including its obligations to defend, indemnify, and hold Kellwood Indemnitees harmless in accordance with Section 20 hereof.

         15.1.    REQUIRED GENERAL LIABILITY INSURANCE COVERAGE

                  EDS shall procure Commercial General Liability Insurance in the amounts and form set forth below:

                  15.1.1.  COMMERCIAL GENERAL LIABILITY INSURANCE

                           A policy of Commercial General Liability
Insurance that provides limits of not less than:

                           (i) Per Occurrence: $[confidential treatment requested]

                           (ii)  Products/Completed Operations:
                                 $[confidential treatment requested]

                           (iii) Personal and Advertising Injury:
                                 $[confidential treatment requested]

                            Any deductible or self-insured retention shall
be the responsibility of EDS. Required General Liability Policy Coverage.

                  Any general liability policy provided by EDS hereunder shall include the following coverage: (i) Premises and Operations; (ii) Products/Completed Operations; (iii) Contractual Liability; (iv) Personal Injury and Advertising Injury Liability; (v) Independent EDS' Liability; and
(vi) Severability of Interest Clause.

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                  15.1.2.  ADDITIONAL INSUREDS

                  Any general or business automobile liability policy provided by EDS hereunder shall name: Kellwood; and the officers, agents and employees of Kellwood, individually and collectively, as additional insureds.

                  15.1.3.  PRIMARY INSURANCE ENDORSEMENT

                  The coverage afforded to EDS and Kellwood under any general or business automobile liability policy described herein shall apply as primary insurance, and any other insurance maintained by Kellwood, or its officers, agents, employees, and volunteers, or any Kellwood self-funded program, shall be excess only and not contributing with such coverage.

                  15.1.4.  FORM OF GENERAL LIABILITY INSURANCE POLICIES

                  All general liability policies shall be written to apply to bodily injury, including death, property damage, personal injury, and other covered loss, occurring during the policy term, and shall insure the performance by EDS of its obligations under Section 20.1.2, below.

         15.2.    BUSINESS AUTOMOBILE LIABILITY INSURANCE

                  EDS shall procure Business Automobile Liability Insurance written for bodily injury and property damage occurring during the policy term, in the amount of not less than $[confidential treatment requested], combined single limit per accident, applicable to all owned, non-owned, and hired vehicles.

         15.3.    STATUTORY WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY
                  INSURANCE

                  EDS shall maintain a policy of Workers' Compensation coverage in the statutory amount, and Employers' Liability coverage for not less than $[confidential treatment requested] each accident; $[confidential treatment requested] each employee for disease; $[confidential treatment requested] policy limit for disease per occurrence for all employees of EDS engaged in the performance of Services or operations under this Agreement.

         15.4.    PROFESSIONAL ERRORS AND OMISSIONS LIABILITY
                  INSURANCE/ELECTRONIC ERRORS AND OMISSIONS

                  EDS shall obtain professional errors and omissions liability insurance in an amount of not less than $[confidential treatment requested] per claim, with an aggregate limit of not less than $[confidential treatment requested], providing coverage for wrongful acts in the rendering of, or failure to render, professional services. As of the Signing Date, the coverage will not contain specific, express exclusions for design errors, destruction of data (other than casualty exclusions) or failure to design an adequate system arising out of EDS' wrongful acts in the rendering of, or failure to render, professional services to Kellwood. EDS will make commercially reasonable efforts to provide that such specific, express

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exclusions will not be contained in the insurance during the Term of this
Agreement. Any deductible or self-insured retention shall be the responsibility of EDS. This coverage shall be maintained for a minimum of two
(2) years following termination or completion of EDS' performance of its obligations under this Agreement.

         15.5.    EMPLOYEE DISHONESTY AND COMPUTER FRAUD

                  EDS shall maintain employee dishonesty coverage, in an amount not less than $[confidential treatment requested] per occurrence. Such insurance shall cover all of EDS' employees. Coverage shall include a loss payee endorsement to Kellwood. However, should any covered losses involve the dishonest acts of the employees of both EDS and Kellwood, then any claim amounts otherwise payable to Kellwood hereunder shall be reduced by [confidential treatment requested]%. Any deductible or self-insured retention shall be the responsibility of EDS.

         15.6.    PROPERTY INSURANCE

                  EDS shall provide insurance on all property owned by EDS and provided under this Agreement. Such policy shall provide "all risk" perils, including flood and earthquake, and shall be written on a basis of one hundred percent (100%) replacement value of the property. Coverage shall include real and business personal property, tenant improvements, business interruption, property of others, in the care, custody, and control of the insured, and transit. EDS shall be responsible for any deductible or self-insured retention.

         15.7.    GENERAL PROVISIONS

                  15.7.1.  EVIDENCE OF INSURANCE

                  EDS shall, as soon as practicable following the placement of insurance required hereunder, but in no event later than thirty (30) days after the Contract Signing Date, deliver to Kellwood certificates of insurance evidencing the same, evidencing that EDS has obtained such coverage. Thereafter, copies of certificates shall be delivered to Kellwood within thirty (30) days after the expiration thereof. The provisions of such policies shall constitute EDS Confidential Information; provided, however, such information may be disclosed by Kellwood to the extent necessary to enforce the terms of this Agreement.

                  15.7.2.  "CLAIMS-MADE COVERAGE"

                  If coverage is written on a "claims-made" basis, the Certificate of Insurance shall clearly so state. In addition to the coverage requirements specified above, and so long as the coverage is commercially available and reasonably priced, EDS will provide that:

                                  (i)    The policy's retroactive date shall
                             coincide with or precede EDS' commencement of the performance of Services (including subsequent policies purchased as renewals or replacements);

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                                  (ii)   Similar insurance is maintained
                             during the required extended period of
                             coverage following expiration of the Agreement;

                                  (iii)  If insurance is terminated for
                             any reason, EDS shall purchase a replacement claims-made policy with the same or an earlier retroactive date or shall purchase an extended reporting provision to report claims arising in connection with this Agreement for a minimum of two (2) years following termination or completion of the Services; and

                                  (iv)   All claims-made policies shall allow
                             the reporting of circumstances or incidents that might give rise to future claims is permissible.

                  15.7.3.  NOTICE OF CANCELLATION OR CHANGE OF COVERAGE

                  All certificates of insurance provided by EDS must evidence that the insurance provider will give Kellwood thirty (30) days' written notice, except ten (10) days in the case of non-payment of premium, in advance of any cancellation, lapse, reduction, or other adverse change in respect of such insurance.

16.      INVOICES AND REPORTS

         16.1.    INVOICES

                  16.1.1.  GENERAL

                  All invoices submitted by EDS must meet with the approval of Kellwood prior to payment. EDS shall not submit invoices until the last day of each month where services were delivered, or as may be otherwise specified in this Agreement. Invoices must reference this Agreement and provide detailed information as requested by Kellwood in accordance with Schedules A through F. Invoices shall be accompanied by information and data that support the invoiced Fees. Unless otherwise provided , invoices are payable within [confidential treatment requested] of invoice correct as to the form agreed by the Parties. Kellwood may dispute any invoice in accordance with the provisions of this Agreement. Any undisputed amount not paid when due will bear interest until paid at the lessor of (a) the maximum rate of interest allowed by applicable law or (b) a rate of interest equal to the following:

                  o Upon the first occurrence of late payment, the interest rate shall [confidential treatment requested] established from time to time by Citibank of New York, "Prime"

                  o Upon the second separate occurrence of late payment, the interest rate shall equal [confidential treatment requested]

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                  o   Upon the third and subsequent separate occurrences
                      of late payment, the interest rate shall equal [confidential treatment requested]

                  16.1.2.  FEE-REDUCTIONS

Any Fee-Reductions in accordance with Section 6.8 of this Agreement may be applied against EDS' invoices with appropriate information attached.

                  16.1.3.  OTHER SERVICES

                  Invoicing with respect to Other Services that are out-of-scope of this Agreement shall be consistent with the requirements for such Other Services approved in accordance with Section 6.6.

                  16.1.4.  INITIATIVES

                  Invoicing with respect to Initiatives will be consistent with the requirements approved for each Initiative.

         16.2.    REPORTS

                  16.2.1.  GENERAL

                  EDS shall furnish Kellwood with reports that Kellwood may reasonably request from time to time. EDS' reports shall also include information regarding: EDS' performance of the Services; cost-management; Subcontractor relationships; End-User satisfaction; and human resources. EDS shall promptly (but not later than two (2) days after gaining knowledge thereof) inform Kellwood of any deficiencies, omissions, or irregularities in Kellwood's requirements or in EDS' performance of the Services that come to EDS' attention. EDS shall furnish Kellwood with existing and future research and development resources, such as published materials, and industry studies conducted for or by EDS, that come to its attention and pertain to the Services and that might assist Kellwood in setting its IT policies or requirements. The EDS Contract Manager shall also advise Kellwood of all other matters of a material nature, that he or she believes would be helpful to Kellwood in setting or revising its IT policies or requirements.

                  16.2.2.  MEDIA

                  EDS shall furnish Kellwood with all reports in both hard copy and electronic form per Kellwood's specifications as in effect on the Contract Signing Date and as reasonably requested by Kellwood from time to time thereafter.

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17.      RECORDKEEPING AND AUDIT RIGHTS

         17.1.    RECORDKEEPING

                  EDS shall maintain complete and accurate records and books of account with respect to this Agreement utilizing generally accepted accounting principles ("GAAP"), consistently applied and complying in all respects with all applicable State or federal laws or regulations. Such records and books, and the accounting controls related thereto, shall be considered EDS Confidential Information and shall be sufficient to provide reasonable assurance that:

(a) transactions are recorded so as to permit the preparation of EDS' financial statements in accordance with GAAP and to maintain accountability for its assets; and

(b) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  Such records and books of account of EDS' business shall be maintained by EDS at its principal business offices and Kellwood may examine and make extracts of information and copy any part thereof at any reasonable time during normal business hours in accordance with Section 6.2 or 17.2. EDS shall retain and maintain accurate records and documents relating to performance of Services under this Agreement until the latest of: (i) [confidential treatment requested] after the final payment by Kellwood to EDS hereunder; (ii) [confidential treatment requested] following the final resolution of all audits or the conclusion of any litigation with respect to this Agreement; or (iii) such longer time period as may be required by applicable law or regulation.

         17.2.    OPERATIONAL AUDIT RIGHTS

                  Kellwood, or its authorized representatives that are not competitors of EDS or its Subcontractors in the IT markets with respect to the provision of services similar to the Services, shall have the right, at any time and with reasonable written advance notice, to perform an operational or security audit at each operational location on an annual basis, unless otherwise mutually agreed upon, with respect to EDS' performance hereunder. EDS shall grant Kellwood and its representatives full and complete access to EDS' books and records, excluding profit information, personnel records, cost information (other than information to support cost plus billings) and EDS internal audit reports, and other documents of EDS and its Subcontractors, as they relate to this Agreement, or as they may be required in order for Kellwood to ascertain any facts relative to EDS' performance hereunder. EDS shall provide Kellwood, or its authorized representatives, such information and assistance as requested in order to perform such audits; provided, however, that the Parties shall endeavor to arrange such assistance in such a way that it does not interfere with the performance of EDS' duties and obligations hereunder. If any audit reveals a material inadequacy or deficiency in EDS' performance, the cost of such audit shall be borne by EDS, and Kellwood has the option, at its own discretion, to perform a follow-up audit at the same location within six (6) months. At Kellwood's request, EDS shall provide Kellwood with

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copies of all documents, data, or information in the possession or control of EDS that pertain to the Services, the accuracy of EDS' invoices, or any pricing adjustments. EDS shall provide such documents, data, or information on such media as Kellwood might request, including hard copy, optical or magnetic disk, or tape. EDS shall incorporate this paragraph verbatim into any Agreement into which it enters with any Subcontractor providing Services under this Agreement. Following an audit, Kellwood will conduct an exit conference with EDS to discuss issues identified in the audit that pertain to EDS, and Kellwood will give EDS a copy of any portion of the audit report pertaining to EDS. The Parties will review each EDS audit issue and will determine (i) what, if any, actions will be taken in response to such audit issues, when and by whom and (ii) which Party will be responsible for the cost, if any, of taking the actions necessary to resolve such issues.

18.      LEGAL COMPLIANCE

         18.1.    COMPLIANCE WITH ALL LAWS AND REGULATIONS

                  Both EDS and Kellwood shall at all times perform their obligations hereunder in compliance with all applicable federal, State, and local laws and regulations of all applicable jurisdictions, and in such a manner as not to cause the other to be in violation of any applicable laws or regulations, including any applicable requirements of any federal, State, or local authority. Additionally, EDS shall comply with all applicable Kellwood policies and rules (see Schedule K). No provision of this Agreement, including any Work Order, shall have any force or effect if it would cause a violation of any federal or State law, ordinance, statute, rule, regulation, or order, or would require any consent or approval to prevent any such violation.

         18.2.    EDS PERMITS AND LICENSE

                  EDS shall obtain and maintain, and shall cause its Subcontractors to obtain and maintain, at no cost to Kellwood, all approvals, permissions, permits, licenses, and other forms of documentation required in order to comply with all existing foreign or domestic statutes, ordinances, and regulations, or other laws, that may be applicable to performance of Services hereunder. Kellwood reserves the right to reasonably request and review all such permits and licenses prior to the commencement of any Services hereunder. If requested, Kellwood shall cooperate with EDS, at EDS' cost and expense, to obtain any such approvals, permits, and licenses.

         18.3.    HAZARDOUS MATERIALS

                  EDS shall be responsible for EDS' compliance with all Environmental Laws and all other laws, rules, regulations, and requirements regarding Hazardous Materials, health and safety, notices, and training. EDS agrees that it will not store any Hazardous Materials at any Kellwood Facility for periods in excess of the applicable site storage limitations imposed by Environmental Law. EDS agrees to take, at its expense, all actions necessary to protect third Parties, including, without limitation, employees and agents of Kellwood, from any exposure to Hazardous Materials generated or utilized in its performance under this

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Agreement. EDS agrees to report to the appropriate governmental agencies all discharges, releases, and spills of Hazardous Materials by EDS that are required to be reported by any Environmental Law and to immediately notify Kellwood of same. EDS shall not be liable to Kellwood for Kellwood's failure to comply with, or violation of, any Environmental Law.




19.      REPRESENTATIONS AND WARRANTIES

         19.1.    EDS REPRESENTATIONS, WARRANTIES, AND RELATED COVENANTS

                  19.1.1.  PERFORMANCE OF THE SERVICES

                  EDS agrees that it is capable in all respects of providing and shall provide all Services in accordance with this Agreement. EDS further agrees that: (i) all Services provided under this Agreement shall be provided in a timely, professional, and workmanlike manner consistent with commercially reasonable standards of quality and integrity and shall meet the performance standards required under this Agreement; and (ii) no amendment to this Agreement or additional cost or expense shall be required by EDS during the Term in order for it to be able to perform the Services in accordance with the MASLs.

                  19.1.2.  CONFLICT OF INTEREST

                           EDS agrees that:

(a)      No Financial Interest

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has, shall have, or shall acquire, any contractual, financial, business, or other interest, direct or indirect, that would conflict in any manner or degree with EDS' performance of its duties and responsibilities to Kellwood under this Agreement or otherwise create an appearance of impropriety with respect to the award or performance of this Agreement; and EDS shall use commercially reasonable efforts to inform Kellwood of any such interest that may be incompatible with the interests of Kellwood;

(b)      No Abuse of Authority for Financial Gain

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has used or shall use the authority provided or to be provided under this Agreement to obtain financial gain for EDS, or any such Affiliate or employee, or a member of the immediate family of any such employee;

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(c)      No Use of Information for Financial Gain

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has used or shall use any Kellwood Confidential Information acquired in the award or performance of the Agreement to obtain financial gain for EDS, or any such Affiliate or employee, or a member of the immediate family of any such employee;

(d)      Independent Judgment

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has accepted or shall accept another Kellwood contract that would impair the independent judgment of EDS in the performance of this Agreement;

(e)      No Influence

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has accepted or shall accept anything of value based on an understanding that the actions of EDS or any such Affiliate or employee on behalf of Kellwood would be influenced; and EDS shall not attempt to influence any Kellwood employee by the direct or indirect offer of anything of value;

(f)      No Payment Tied to Award

                  Neither EDS or any of its Affiliates, nor any employee of either associated with the delivery of Kellwood Services, has paid or agreed to pay any Person, other than bona fide employees working solely for EDS or such Affiliate or its Subcontractors, any fee, commission, percentage, brokerage fee, gift, or any other consideration, contingent upon or resulting from the award or making of this Agreement; and

(g)      Independent Prices

                  The prices presented to Kellwood were arrived at independently, without consultation, communication, or agreement with any other proposer for the purpose of restricting competition; the prices quoted were not knowingly disclosed by EDS to any other proposer; and no attempt was made by EDS to induce any other Person to submit or not to submit a proposal for the purpose of restricting competition.

                  19.1.3.  FINANCIAL CONDITION AND INFORMATION

(a)      Financial Condition

                  EDS agrees that it has, and shall maintain throughout the Term, a financial condition commensurate with the requirements of this Agreement. If, during the Term, EDS experiences a change in its financial condition that may adversely affect its ability to perform under this Agreement, then it shall immediately notify Kellwood of such change.

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(b)      Accuracy of Information

                  EDS represents that all financial statements, reports, and other information furnished by EDS to Kellwood in connection with the award of this Agreement fairly and accurately represent the business, properties, financial condition, and results of operations of EDS as of the respective dates, or for the respective periods, covered by such financial statements, reports, or other information. Since the respective dates or periods covered by such financial statements, reports, or other information, there has been no material adverse change in the business, properties, financial condition, or results of operations of EDS.

                  19.1.4.  LITIGATION AND SERVICE OF PROCESS

                  EDS represents that there is no pending or anticipated civil or criminal litigation in any judicial forum that involves EDS or any of its Affiliates or Subcontractors that may adversely affect EDS' ability to perform its obligations under this Agreement. EDS shall notify Kellwood, within a commercially reasonable timeframe of EDS' knowledge of its occurrence, of any such pending or anticipated civil or criminal litigation. EDS shall notify Kellwood, within forty-eight (48) hours in the event process is served on EDS in connection with this Agreement, including any subpoena of EDS' records, and shall send a written notice of the service together with a copy of the same to Kellwood within seventy-two (72) hours of such service.

                  19.1.5.  PROPRIETARY RIGHTS INFRINGEMENT

                  Each Party represents that at no time during the Term shall the use of any services, techniques, or products provided or used and made available by the other Party infringe upon any third party's patent, trademark, copyright, or other intellectual-property right, nor make use of any misappropriated trade secrets.

                  19.1.6.  LEGAL AND CORPORATE AUTHORITY

                  EDS represents that: (i) EDS Corporation is a Delaware corporation and EIS is a Delaware L.L.C., and each is qualified and registered to transact business in all locations where the performance of its obligations hereunder would require such qualification; (ii) it has all necessary rights, powers, and authority to enter into and perform this Agreement, and the execution, delivery, and performance of this Agreement by EDS have been duly authorized by all necessary corporate action; (iii) the execution and performance of this Agreement by EDS shall not violate any law, statute, or regulation and shall not breach any agreement, covenant, court order, judgment, or decree to which EDS is a party or by which it is bound;
(iv) it has, and shall maintain in effect, all governmental licenses and permits necessary for it to provide the Services contemplated by this Agreement; and (v) it owns or leases and shall own or lease, free and clear of all liens and encumbrances, other than lessors' interests, or security interests of EDS' lenders, all right, title, and interest in and to the tangible property and technology and the like that EDS intends to use or uses to provide such Services and in and to the related patent, copyright, trademark, and other proprietary rights, or has received appropriate licenses, leases, or other rights from third Parties to permit such use.

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                  19.1.7.  VIOLATIONS

                  Each Party agrees that it is not, and shall not be, in violation of any laws, ordinances, statutes, rules, regulations, or orders of governmental or regulatory authorities to which it is subject, and has not failed, and shall not fail, to obtain any licenses, permits, franchises, or other governmental authorizations necessary for the ownership of its properties or the conduct of its business, which violation or failure, either individually or in the aggregate, might adversely affect its business, properties, or financial condition, the consummation of the transactions contemplated by this Agreement, or the performance of its obligations hereunder.

                  19.1.8.  INFORMATION FURNISHED TO KELLWOOD

                  EDS represents that all written information furnished to Kellwood prior to the Contract Signing Date by or on behalf of EDS in connection with this Agreement, is true, accurate, and complete, and contains no untrue statement of a material fact or omits any material fact necessary to make such information not misleading.

                  19.1.9.  PREVIOUS CONTRACTS

                  EDS represents that neither it, nor any of its Affiliates or Subcontractors, is in default or breach of any other contract or agreement related to information systems facilities, equipment, or services that it or they may have with Kellwood. EDS further represents that neither it, nor any of its Affiliates or Subcontractors, has been a party to any contract for information system facilities, equipment, or services with Kellwood that was finally terminated within the previous five (5) years for the reason that EDS or such Person failed to perform or otherwise breached an obligation of such contract.

         19.2.    KELLWOOD'S REPRESENTATIONS, WARRANTIES, AND COVENANTS

                  19.2.1.  LEGAL AUTHORITY

                  Kellwood represents that it has all necessary rights, powers, and authority to enter into and perform this Agreement; that the execution, delivery, and performance of this Agreement by EDS has been duly authorized by Kellwood.

                  19.2.2.  DISCLAIMER

                  Kellwood does not make any representation or warranty, express or implied, with respect to the Services or any component thereof, or the skills, capabilities, or medical or other condition of any of Kellwood's employees transitioned to EDS. All hardware, software, networks, and other IT-related assets made available or conveyed by Kellwood to EDS under this Agreement are made available or conveyed to EDS "AS IS, WHERE IS" and there are no warranties of any kind with respect to the condition, capabilities, or other attributes of such items, except as otherwise expressly stated in this Agreement.

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                  19.2.3.  INFORMATION FURNISHED TO EDS

                  Subject to Section 19.4, Kellwood represents that all written information furnished to EDS prior to the Contract Signing Date by or on behalf of Kellwood in connection with this Agreement, is true, accurate, and complete, and contains no untrue statement of a material fact or omits any material fact necessary to make such information not misleading.

         19.3.    WARRANTY DISCLAIMER

                  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO EXPRESS WARRANTIES BY EITHER PARTY. THERE ARE NO IMPLIED WARRANTIES OR CONDITIONS, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE.

         19.4.    WAIVER

                  Having had reasonable access to pertinent Kellwood information and Kellwood personnel, and a reasonable time within which to perform due diligence investigation, and having taken into account the possibility that the information it has received might possibly be incorrect or incomplete, EDS hereby waives and releases any and all claims that it now has or hereafter may have against Kellwood based upon the inaccuracy or incompleteness of the information it has received from, or with regard to, Kellwood. Further, EDS consents and agrees that it shall not seek any judicial rescission, cancellation, termination, reformation, or modification of this Agreement or any provision hereof, nor any adjustment in the fees to be paid for the Services, based upon any such inaccuracy or incompleteness of information except where such information was intentionally withheld or intentionally misrepresented.

20.      INDEMNIFICATION

         20.1.    BY EDS

                  20.1.1.  TECHNOLOGY

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless from, and shall pay all settlements and final damages and costs awarded against any of them, arising out of, any claim brought by any third party against any of them for actual or alleged infringement of any patent, trademark, copyright, or similar proprietary right, including misappropriation of trade secrets, based upon technology used by EDS in providing the Services (collectively, "Infringement Claim"); and EDS shall defend, indemnify, and hold Kellwood Indemnitees harmless from and against any and all claims, demands, judgments, awards, fines, mechanics' liens or other liens, liabilities, losses, costs, damages, and expenses, including reasonable attorneys' fees and disbursements and court costs (collectively, "Losses"), associated with any such claim or action incurred by any of them in

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connection with any Infringement Claim. Also, notwithstanding the foregoing, EDS shall defend, indemnify, and hold harmless Kellwood Indemnitees from and against all Losses that could have been avoided by moving to a new release or version of the infringing software and EDS was offered the new release or version and did not move to same. In the event that Kellwood's right to use any such technology is enjoined, EDS may, in its reasonable discretion and at EDS' sole expense, either procure a license to enable Kellwood to continue to use such technology or develop or obtain a non-infringing substitute acceptable to Kellwood. EDS shall have no obligation with respect to any claim or action to the extent that it is based solely upon: (i) modification of a program or machine by Kellwood, any third-party contractor of Kellwood, or any agent of Kellwood that was not approved by EDS; (ii) Kellwood's combination, operation, or use with apparatus, data, or programs neither furnished nor approved by EDS; (iii) the use by Kellwood of any software provided by any third party other than in accordance with relevant software licenses; or (iv) the use of software owned by or licensed to Kellwood by a party other than EDS and supplied by Kellwood to EDS. EDS shall have no obligation with respect to any Infringement Claim or Loss to the extent that it is based upon any Assigned Contract, as it exists as of the Contract Signing Date.

                  20.1.2.  INJURY, PROPERTY, OR OTHER DAMAGE

                  Without limiting EDS' obligations with respect to insurance as provided in Section 15.2 hereof, EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless with respect to any and all Losses related to any third-party claim alleging bodily injury or death, damage to tangible personal or real property, or any other damage, notwithstanding the form in which any such action is brought (e.g., contract, tort, or otherwise), to the extent such injuries or damages arise directly or indirectly from acts, errors, or omissions that constitute negligence, willful misconduct, or violations of law, by EDS or its personnel, agents, or Subcontractors.

                  20.1.3.  THIRD-PARTY CONTRACTS

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless from and against any and all Losses based upon or related to third-party services utilized by EDS in providing Services or based upon an alleged breach by EDS of any agreement with any third party.

                  20.1.4.  [CONFIDENTIAL TREATMENT REQUESTED]

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless with respect to any and all Losses related to any third-party claim based upon or resulting from [confidential treatment requested].

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                  20.1.5.  HAZARDOUS MATERIAL

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless from and against any claim by any third party and any and all Losses sustained or incurred by such Kellwood Indemnitees as a result of: (i) EDS' failure to comply in all material respects with any applicable Environmental Laws; or (ii) the presence of any Hazardous Material upon, above, or beneath EDS' facilities or locations, if the Hazardous Material was present or if the Hazardous Material was released into the environment by EDS.

                  20.1.6.  PROPRIETARY INFORMATION DISCLOSURE

                  EDS shall indemnify, defend, and hold Kellwood Indemnitees harmless from and against any and all Losses based upon or resulting from any third-party claim or challenge with respect to the disclosure or nondisclosure of EDS Confidential Information or its Subcontractors' confidential or proprietary information, except to the extent that Kellwood has failed to comply with its applicable policies with respect to the disclosure of such information.

         20.2.    BY KELLWOOD

                  20.2.1.  TECHNOLOGY

                  Kellwood shall indemnify, defend, and hold EDS Indemnitees harmless from, and shall pay all settlements and final damages and costs awarded against any of them, arising out of any claim brought by any third party against any of them for actual or alleged infringement of any patent, trademark, copyright, or similar proprietary right, including misappropriation of trade secrets, based upon software that is proprietary to Kellwood or a third party and is provided to EDS by Kellwood either before or after the Contract Signing Date; and Kellwood shall defend, indemnify, and hold EDS Indemnitees harmless from and against any and all Losses, associated with any such claim or action incurred by any of them in connection with any such claim. With respect to the "Assigned Software", the indemnity obligations of the 1996 Contract between the Parties shall continue to apply. In the event that EDS' right to use such software is enjoined, Kellwood may, in its reasonable discretion and at Kellwood's sole expense, either procure a license to enable EDS to continue use of such software or develop or obtain a non-infringing replacement. Kellwood shall have no obligation with respect to any claim or action to the extent it is based solely upon: (i) modification of the software by EDS or any of its Affiliates or Subcontractors; (ii) EDS' combination, operation, or use of such software with EDS-approved apparatus, data, or programs.

                  20.2.2.  THIRD-PARTY CONTRACTS

                  Kellwood shall indemnify, defend, and hold EDS Indemnitees harmless from and against any and all Losses based upon, or related to, third-party claims based upon an alleged breach by Kellwood of any agreement with any third party, including an alleged

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breach by Kellwood prior to the Contract Signing Date with respect to any
Assigned Contract.


                  20.2.3.  HAZARDOUS MATERIALS

                  Kellwood shall indemnify, defend, and hold EDS Indemnitees harmless from and against any claim by any third party and any and all Losses sustained or incurred by such EDS Indemnitees as a result of: (i) Kellwood's failure to comply in all material respects with any applicable Environmental Laws; or (ii) the presence of any Hazardous Material upon, above, or beneath Kellwood's facilities or locations, if the Hazardous Material was present or if the Hazardous Material was released into the environment by Kellwood.

                  20.2.4.  INJURY, PROPERTY OR OTHER DAMAGE

                  Kellwood shall indemnify, defend, and hold EDS Indemnitees harmless with respect to any and all Losses related to any third-party claim alleging bodily injury or death, damage to tangible personal or real property, or any other damage, notwithstanding the form in which any such action is brought (e.g., contract, tort, or otherwise), to the extent such injuries or damages arise directly or indirectly from acts, errors, or omissions that constitute negligence, willful misconduct, or violations of law, by Kellwood or its personnel, agents, or contractors (exclusive of EDS' subcontractors).

         20.3.    WAIVER OF SUBROGATION

                  EDS and Kellwood waive all rights to recover against each other for any Loss to their respective tangible personal property (whether owned or leased) from any cause covered by insurance maintained by each of them, including their respective deductibles or self-insured retentions. EDS and Kellwood will cause their respective insurers to issue appropriate waivers of subrogation rights endorsements to all property insurance policies maintained by each Party. Each Party will give the other written notice if a waiver of subrogation is unobtainable or obtainable only at additional expense. If the Party receiving such notice agrees to reimburse the other Party for such additional expense, the other Party will obtain such waiver of subrogation. If a waiver is unobtainable or if a Party elects not to pay the additional expense of a waiver, then neither Party nor their insurers will waive such subrogation rights.

         20.4.    GENERAL OBLIGATION

                  If any legal action governed by this Section 20 is commenced against a Kellwood Indemnitee or a EDS Indemnitee, such Party shall give written notice thereof to the indemnifying Party promptly after such legal action is commenced; provided, however, that failure to give prompt notice shall not reduce the indemnifying Party's obligations under this
Section 20, except to the extent the indemnifying Party is prejudiced thereby. After such notice, if the indemnifying Party shall acknowledge in writing to the other Party that the right

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of indemnification under this Agreement applies with respect to such claim, then the indemnifying Party shall be entitled, if it so elects in a written notice delivered to the other Party not fewer than ten (10) days prior to the date on which a response to such claim is due, to take control of the defense and investigation of such claim and to employ and engage attorneys of its choice, that are reasonably satisfactory to the other Party, to handle and defend same, at the indemnifying Party's expense. The other Party shall cooperate in all reasonable respects with the indemnifying Party and its attorneys in the investigation, trial, and defense of such claim and any appeal arising therefrom; provided, however, that the other Party may participate, at its own expense, through its attorneys or otherwise, in such investigation, trial, and defense of such claim and any appeal arising therefrom. No settlement of a claim that involves a remedy other than the payment of money by the indemnifying Party shall be entered into by the indemnifying Party without the prior written consent of the other Party, which consent may be withheld in the other Party's sole discretion. If the indemnifying Party does not assume the defense of a claim subject to such defense as provided in this Section, the indemnifying Party may participate in such defense, at its expense, and the other Party shall have the right to defend the claim in such manner as it may deem appropriate, at the expense of the indemnifying Party.

21.      DISPUTE RESOLUTION

         21.1.    RESOLUTION PROCESS

                  If a Problem or dispute arises, the Parties' respective designated representatives shall attempt to resolve the Problem. If such Problem cannot be promptly resolved, Kellwood's Representatives and EDS' Contract Manager shall discuss and endeavor to resolve such Problem If the Parties have resolved the Problem, such Persons shall execute a Problem Resolution Report and each Party shall commence the resolution of the Problem in accordance therewith. In the event the Parties have failed to resolve the Problem within thirty (30) days after the referral of the Problem to them or as mutually agreed in writing, the Parties may escalate the Problem to Kellwood's Chief Executive Officer and EDS' Information Solutions USA President for resolution.

         21.2.    MEDIATION

                  If any Problem or other dispute, other than a dispute involving a claim of breach under Section 11 hereof, arises between the Parties, and the disputed matter has not been resolved within thirty (30) days after such dispute has been referred to Kellwood's Chief Executive Officer and EDS' Information Solutions USA President, or such longer period as agreed to in writing by the Parties, the parties agree to attempt to settle the claim by non-binding mediation to be held in St. Louis County, Missouri prior to the initiation of any legal proceedings. If the Parties cannot agree upon a mediator, the Party claiming violation of the contract shall submit a written request to the American Arbitration Association ("AAA") requesting the appointment of a mediator. If the Parties do not agree upon the mediator appointed by AAA, unless the Parties mutually agree otherwise, the Parties shall follow the procedures of AAA for selection of an alternate mediator. Neither Party shall be obligated to comply with this
Section 21.2 in regard to breaches of Section 11 hereof or for

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any other breach as to which injunctive relief is sought. Each Party will bear its own costs and expenses with respect to the mediation, including one-half of the fees and expenses of the mediator.

         21.3.    LEGAL ACTION

                  If any Problem or other dispute, other than a dispute involving a claim of breach under Section 11 hereof, arises between the Parties, and if the dispute cannot be resolved by agreement of the Parties or mediation, , and without regard to whether either Party has contested whether these procedures, including the duty of good faith, have been followed, each Party shall have the right to commence any legal proceeding as permitted by law. Neither Party shall be obligated to comply with this Section 21.3 in regard to breaches of Section 11 hereof or for any other breach as to which injunctive relief is sought.

         21.4.    DE MINIMIS DISPUTES

                  Notwithstanding anything to the contrary provided in this
Section 21 or elsewhere in this Agreement, if: (i) Kellwood requests services, products, or resources from EDS and the Parties disagree in good faith as to whether any such request is within the scope of the Services; and
(ii) the financial impact on EDS of satisfying such request is less than $[confidential treatment requested], then the disagreement shall not be deemed a Problem, but absent mutual agreement of the Parties, shall be deemed resolved in Kellwood's favor. The maximum financial impact on EDS of disagreements that shall not be deemed Problems, but shall instead be resolved in Kellwood's favor pursuant to this Section 21.4, [confidential treatment requested] in the aggregate during any Contract Year.

         21.5.    NO TERMINATION OR SUSPENSION OF SERVICES

                  Notwithstanding anything to the contrary contained herein, and even if any Problem or other dispute arises between the Parties and regardless of whether or not it requires at any time the use of the dispute resolution procedures described above, in no event nor for any reason shall EDS interrupt the provision of Services to Kellwood or any obligations related to Disentanglement, disable any hardware or software used to provide Services, or perform any other action that prevents, impedes, or reduces in any way the provision of Services or Kellwood's ability to conduct its activities, unless: (i) authority to do so is granted by Kellwood or conferred by a court of competent jurisdiction; or (ii) the Term of this Agreement has been terminated or has expired pursuant to Section 12 hereof and a Disentanglement satisfactory to Kellwood has been completed.

         21.6.    NO LIMITATION ON KELLWOOD REMEDIES FOR DEFAULT

                  The procedure described in this Section 21 shall not be deemed to limit Kellwood's rights under Section 12 or either Party's rights under Section 14 in connection with a Default by either Party.

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22.      KELLWOOD APPROVAL OF PROMOTIONS

                  Unless specifically authorized in writing by Kellwood on a case-by-case basis, EDS shall have no right to use, and shall not use, the name of Kellwood, its officials or employees, or the logos or trademarks of
Kellwood: (i) in any advertising, publicity, promotion; or (ii) to express or to imply any endorsement of EDS' products or services; or (iii) in any other manner (whether or not similar to uses prohibited by subparagraphs (i) and (ii) above), except only to deliver the Services in accordance with this Agreement.

23.      EDS APPROVAL OF PROMOTIONS

                  Unless specifically authorized in writing by EDS on a case-by-case basis, Kellwood shall have no right to use, and shall not use, the name of EDS, its officials or employees, or the logos or trademarks of
EDS: (i) in any advertising, publicity, promotion; or (ii) to express or to imply any endorsement of Kellwood's products or services.

24.      USE OF AFFILIATES AND SUBCONTRACTORS

         24.1.    APPROVAL; KEY SUBCONTRACTORS

                  EDS shall not perform the Services through the use of EDS-selected Subcontractors, including providers of hardware and software, without the advance written consent of a Kellwood Representative as to the selection of the Subcontractor, which consent will not be unreasonably withheld, and the execution by such Subcontractor of a confidentiality agreement in accordance with Section 11.2.1(c) hereof; provided, however, that EDS may subcontract, without a Kellwood Representative's advance written consent, for goods and services that are incidental to the performance of the Services and do not involve the anticipated expenditure under this Agreement of more than $[confidential treatment requested] within any [confidential treatment requested] day period. Kellwood hereby consents to the Subcontractors identified in Schedule Q; provided, that each such Subcontractor shall execute a confidentiality agreement in accordance with
Section 11.2.1(c) hereof. Additionally, each Subcontractor shall be properly licensed in the State to perform the Services for which such Subcontractor is responsible. EDS agrees that it shall continue throughout the Term to retain the Subcontractors identified as "Key Subcontractors" in Schedule Q, and that such Persons shall continue to provide the Services initially provided, unless EDS has obtained Kellwood's prior written consent, which will not be unreasonably withheld. Furthermore, Kellwood may at any time require that a particular Service that initially is subcontracted be provided by a certain Subcontractor. In no event shall EDS be entitled to perform the Services through the use of any Subcontractor who has been disbarred from performing services for the United States government.

         24.2.    SUBCONTRACTOR AGREEMENTS

                  EDS represents and warrants that the Subcontractor agreements related to the performance of this Agreement contain materially the same terms and conditions as this Agreement.

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         24.3.    LIABILITY AND REPLACEMENT

                  In no event shall EDS be relieved of its obligations under this Agreement as a result of its use of any Subcontractors. EDS shall supervise the activities and performance of each Subcontractor and shall be jointly and severally liable with each such Subcontractor for any act or failure to act by such Subcontractor. If Kellwood determines that the performance or conduct of any Subcontractor is unsatisfactory, Kellwood may notify EDS of its determination in writing, indicating the reasons therefor, in which event EDS shall promptly take all necessary actions to remedy the performance or conduct of such Subcontractor or to replace such Subcontractor by another third party or by EDS personnel.

         24.4.    DIRECT AGREEMENTS

                  Upon expiration or termination of the Term for any reason, Kellwood shall have the right to enter into direct agreements with any Subcontractors. EDS represents and agrees that its arrangements with such Subcontractors shall not prohibit or restrict such Subcontractors from entering into direct agreements with Kellwood.

25.      DEFINITIONS

         The following words and phrases, when used in this Agreement, shall have the indicated meanings. (Terms capitalized within a particular definition have been defined elsewhere within this Agreement.)

         25.1.    AFFILIATE

                  "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, whether through ownership of voting securities or otherwise. For this purpose, and without limiting the foregoing, any Person that owns more than fifty-one percent (51%) of the outstanding voting securities of any other Person shall be deemed to control such other Person.

         25.2.    AGREEMENT

                  "Agreement" shall mean this Information Technology Service Agreement including all attachments, Exhibits, and Schedules hereto, as amended from time to time.

         25.3.    BASELINE TECHNOLOGY

                  "Baseline Technology" includes all hardware, software and other technologies necessary for the provisioning of Services under this Agreement.

         25.4.    COLA

                  "COLA" is the acronym for "cost of living adjustment."

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         25.5.    CONFIDENTIAL INFORMATION

                  "Confidential Information" shall mean Kellwood Confidential Information or EDS Confidential Information, as the case may be.

         25.6.    CONTRACT YEAR OR CY

                  "Contract Year" or "CY" shall mean each twelve (12) month period beginning on the Contract Signing Date (with "Contract Year 1" or "CY1"), and on each subsequent anniversary thereof during the Term.

         25.7.    EDS INDEMNITEES

                  "EDS Indemnitees" shall mean EDS, and each of its officers, directors, employees, agents, successors, and assigns.

         25.8.    EDS KEY PERSONNEL

                  "EDS Key Personnel" shall mean, initially, those personnel of EDS and its Subcontractors who are so designated in Schedule N and Q.

         25.9.    CRITICAL MILESTONES

                  "Critical Milestones" shall mean those actions and projects identified as such in Schedules A, B, C, D, E, F, G and the Transition Plan.

         25.10.   DEFAULT

                  "Default" shall mean the occurrence of any of the following:

                  (a) With respect to EDS, the occurrence of any of the following:

                         (i) EDS' failure to provide the Services in accordance with the MASLs such that, per
                                Section 1.10, Kellwood has chosen to relieve
                                EDS of responsibility for providing services within two different Schedules out of Schedules A, B, C, D, E and F;

                         (ii)   EDS fails to provide the Services in
                                accordance with the MASLs such that EDS is assessed cumulative Fee Reductions within any calendar month during the Term in excess of the total At-Risk Amount for such calendar month;

                         (iii)  a failure by EDS to use commercially
                                reasonable efforts to remedy any interruption or shutdown (of any material duration) of any essential Kellwood facility or operation;

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                         (iv)   an assignment or attempted assignment by EDS
                                to a non-Affiliate in violation of this
                                Agreement; or

                         (v) a material breach by EDS of any of its other obligations under this Agreement and (A) the failure by EDS to cure such breach within thirty (30) days after EDS has received written notice of such breach; or (B) if the failure is not one that could reasonably be corrected within thirty (30) days, (1) the failure by EDS to adopt, within thirty (30) days after receiving notice of such breach, a plan to cure such breach within a commercially reasonable time period after EDS received notice of the breach, or (2) the failure by EDS to cure such breach within such sixty (60)-day period.

                  (b) With respect to Kellwood, the occurrence of any of the following:

                         (i)    a breach by Kellwood in making payment
                                of any amount payable to EDS under this
                                Agreement within sixty (60) days after the due date specified in this Agreement for such payment and the failure by Kellwood to cure such breach within thirty (30) days after Kellwood has received written notice of such breach

         25.11.   END-USER

                  "End-User" shall mean any Kellwood employee, or any other Person providing products or services to Kellwood, who is determined by Kellwood, in its sole discretion, to require access to any of the Services.

         25.12.   ENVIRONMENTAL LAWS

                  "Environmental Laws" shall mean all applicable federal, state, or local statutes, laws, regulations, rules, ordinances, codes, licenses, orders, or permits of any governmental entity relating to environmental matters including, but not limited to: (i) the Clean Air Act (42 U.S.C. 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C.ss.1251); the Safe Drinking Water Act (42 U.S.C.ss.5 300f et seq.); the Toxic Substances Control Act (15 U.S.C. 55 2601 et seq.); the Endangered Species Act (16 U.S.C.ss.1531 et seq.); the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. 55 110011 et seq.); and (ii) similar state and local provisions.

         25.13.   FEES

                  "Fees" shall mean the fees payable by Kellwood to EDS hereunder in consideration of EDS' provision of the Services.


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         25.14.   FORCE MAJEURE EVENT

                  "Force Majeure Event" shall mean an act of God, act of governmental body or military authority other than a Kellwood governmental body, fire, explosion, power failure, flood, epidemic, riot or civil disturbance, war, sabotage, accidents, insurrections, blockades, embargoes, storms, labor disputes, or similar event beyond the reasonable control of the non-performing Party. Notwithstanding the foregoing, "Force Majeure Event" expressly excludes the following: any event that EDS could reasonably have prevented by testing either required to be performed pursuant to the Services or necessary to provide the Services, work-around, or other exercise of diligence; any event resulting from any strike, walkout, or other labor shortage that could have been prevented by a reasonable amount of automation of functions either required to be performed pursuant to the Services or necessary to provide the Services; and any failure of any systems, facilities, or hardware that could have been prevented by testing either required to be performed pursuant to the Services or necessary to provide the Services.

         25.15.   GAAP

                  "GAAP," is the acronym for "generally accepted accounting principles."

         25.16.   HAZARDOUS MATERIALS

                  "Hazardous Materials" shall mean any substances the presence of which requires investigation or remediation under any Environmental Law, or that is or becomes defined as a "hazardous waste," "hazardous substance," pollutant, or contaminant under any Environmental Law.

         25.17.   KELLWOOD CONFIDENTIAL INFORMATION

                  "Kellwood Confidential Information" shall mean records, data, and other information that is obtained by EDS or any of its employees or subcontractors from (or with regard to) Kellwood in connection with the performance of this Agreement, whether in tangible or intangible form, and whether in written form or readable by machine, and including:

(a)      all Kellwood Data;

(b) all financial information, personnel information, reports, documents, correspondence, plans, and specifications relating to Kellwood;

(c) all technical information, materials, data, reports, programs, documentation, diagrams, ideas, concepts, techniques, processes, inventions, knowledge, know-how, and trade secrets, developed or acquired by Kellwood, including Work Product;

(d) any information that Kellwood identifies to EDS as confidential by a stamp or other similar notice; and


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(e)      all other records, data, or information collected, received, stored, or transmitted in any manner connected with the provision of Services hereunder.

                  Kellwood Confidential Information shall not include information that EDS can demonstrate was: (i) at the time of disclosure to EDS, in the public domain; (ii) after disclosure to EDS, published or otherwise made a part of the public domain through no fault of EDS; (iii) in the possession of EDS at the time of disclosure to it, if EDS was not then under an obligation of confidentiality with respect thereto; (iv) received after disclosure by Kellwood to EDS from a third party who had a lawful right to disclose such information to EDS; or (v) independently developed by EDS without reference to Kellwood Confidential Information. For purposes of this provision, information is in the public domain if it is generally known (through no fault of EDS) to third parties who are not subject to nondisclosure restrictions similar to those in this Agreement.

         25.18.   KELLWOOD DATA

                  "Kellwood Data" shall mean, in or on any media or form of any kind: (i) all data and summarized data related to Kellwood or the Services that is in the possession of Kellwood and all data concerning or indexing such data (regardless of whether or not owned by Kellwood or generated or compiled by Kellwood), including data that is in Kellwood's databases or otherwise in Kellwood's possession on the Cutover Date or at any time during the Term; and (ii) all other Kellwood records, data, files, input materials, reports, forms, and other such items that may be received, computed, developed, used, or stored by EDS, or by any of its Subcontractors, in the performance of EDS' duties under this Agreement.

         25.19.   KELLWOOD INDEMNITEES

                  "Kellwood Indemnitees" shall mean Kellwood, all of its offices, and each of their respective officers, directors, elected officials, employees, agents, successors, and assigns.

         25.20.   KELLWOOD REPRESENTATIVE

                  "Kellwood Representative" shall be the Chief Information Officer of Kellwood or his/her designee(s).

         25.21.   KELLWOOD SOFTWARE

                  "Kellwood Software" shall mean software created or acquired by Kellwood that Kellwood instructs EDS to utilize in connection with the Services, before or after the Cutover Date, and all supporting documentation, media, and related materials including any and all modifications, enhancements, updates, replacements, and other derivative works thereof.

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         25.22.   KEY SUBCONTRACTORS

                  "Key Subcontractors" shall mean those Persons identified as such in Schedule Q.

         25.23.   MANAGED CONTRACTS AND LEASES

(a) "Managed Contracts" shall mean those written maintenance agreements, service contracts, software license agreements, hardware leases, and subcontractor agreements under which Kellwood receives third-party services relating to its IT requirements listed on Schedule M, and such others relating to the Services as may be identified by Kellwood in a written notice delivered to EDS, that EDS will manage pursuant to Kellwood's instructions after the Contract Signing Date, if EDS identifies a maintenance agreement, service contract, software license agreement, hardware lease, or subcontractor agreement relating to the Services that was inadvertently omitted from Schedule M, EDS shall notify Kellwood in writing and the Parties shall make a reasonable accommodation therefor.

         25.24.   MASL

                  "MASL," which is the acronym for "minimum acceptable service level," shall mean the minimum functional and operational performance levels specified in Schedules A, B, C, D, E, F, and G for any task or service.

         25.25.   OTHER SERVICES

                  "Other Services" shall mean any IT-related services that are requested by Kellwood from time to time and that: (i) are not Services; or (ii) are otherwise designated in this Agreement as being Other Services.

         25.26.   PARTY

                  "Party" shall mean Kellwood or EDS; "the Parties" shall mean both of them.

         25.27.   PERSON

                  "Person" shall mean any natural person, corporation, limited liability company, limited liability partnership, general partnership, limited partnership, trust, association, governmental organization or agency, political subdivision, body politic, or other legal person or entity of any kind, legally constituted.

         25.28.   PROBLEM

                  "Problem" shall mean any problem or circumstance that results from any of the following:

(a) an alleged failure by either Party to perform its obligations under this Agreement;

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(b)      an alleged inadequacy or delay of either Party's performance under this Agreement;

(c) a request for products, services, or resources, where the Parties disagree whether such products, services, or resources are within the Services (and therefore subject to the [confidential treatment requested]) or otherwise within the scope of this Agreement; or

(d) a disagreement as to the responsibilities either Party has under this Agreement.

         25.29.   PROBLEM RESOLUTION REPORT

                  "Problem Resolution Report" shall mean a written report executed by both Parties describing a solution to a Problem.

         25.30.   RESIDUALS

                  "Residuals" shall mean EDS' general knowledge, skill, and experience, any ideas, concepts, know-how, and technologies that are within the scope of EDS' business practice and are used, acquired, or developed by it in the course of providing the Services; provided, however, that the Residuals shall not include any Work Product or any of Kellwood's Confidential Information.

         25.31.   SERVICES

                  "Services" shall mean all of the services, functions, and activities in any one or more of the following categories:

(a)      Current Services;

(b)      The services described in Section 1;

(c)      Transformation Services;

(d) Any other services specified elsewhere in this Agreement and not designated as Other Services;

(e) Any other IT-related services that are requested by Kellwood from time to time during the Term and do not require additional start-up expenses or the use of additional resources not otherwise required for the performance of the Services; and

                  Any management, planning, and other services that are ancillary to and appropriate for the performance of any of the foregoing.

         25.32.   SUBCONTRACTOR

                  "Subcontractor" shall mean any Person other than EDS that provides Services to Kellwood pursuant to an agreement with EDS. Any EDS Affiliate that provides Services to Kellwood pursuant to such an agreement shall be deemed a Subcontractor.

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         25.33.   UNDERLYING WORKS

                  "Underlying Works" shall mean all tangible information and developments that: (i) had already been conceived, invented, created, or acquired by EDS or third parties prior to the Signing Date and were not conceived or created for Kellwood's use or benefit in connection with this Agreement; or (ii) were conceived, invented, created, or acquired, by EDS or third parties after the Signing Date, but only to the extent such information and developments do not constitute Work Product hereunder. An Underlying Work includes all intermediate and/or partial versions thereof, including all source code and object code with respect thereto, and all designs, specifications, inventions, discoveries, improvements, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, other creations, and the like, whether or not patented or patentable or otherwise protectable by law. "EDS Underlying Works" are those conceived, invented, created, or acquired by EDS, rather than by a third party.

         25.34.   WORK ORDER

                  "Work Order" shall mean a request, in the form set forth in Schedule J, for the performance of work that is not being performed at a particular time but that is within the scope of the Services.

         25.35.   WORK PRODUCT

                  "Work Product" shall mean all information, computer programs (and all configurations and set-ups of any such program and all templates reflecting same), and other developments and all intermediate and/or partial versions thereof, including all source code and object code with respect thereto, and all designs, specifications, materials, program materials, software, flow charts, notes, outlines, lists, compilations, manuscripts, writings, pictorial materials, schematics, and the like, provided for the use or benefit of Kellwood in connection with this Agreement, by any EDS or Kellwood personnel or by any other Person engaged by EDS or Kellwood; Notwithstanding the foregoing, Work Product shall not include any EDS Derivatives.

26.      MISCELLANEOUS

         26.1.    ENTIRE AGREEMENT

                  This Agreement, including the Schedules hereto and the assignment referenced in Section 10.1.2, constitutes the entire understanding and agreement between the Parties with respect to the transactions contemplated herein and supersedes all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which are merged herein. No usage of trade, or other regular practice or method of dealing between the Parties or others, may be used to modify, interpret, supplement, or alter in any manner the express terms of this Agreement.

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         26.2.    ORDER OF PRECEDENCE

                  In the event of conflict in substance or impact between the terms and conditions contained in Sections 1 through 25 of this Agreement and any terms and conditions contained in any Schedule or Attachment hereto, the terms and conditions contained in such Sections shall control.

         26.3.    CAPTIONS; REFERENCES; TERMINOLOGY

                  Captions, Tables of Contents, Indices of Definitions, and Schedule titles are used herein for convenience of reference only and may not be used in the construction or interpretation of this Agreement. Any reference herein to a particular Section number (e.g., "Section 2"), shall be deemed a reference to all Sections of this Agreement that bear sub-numbers to the number of the referenced Section (e.g., Sections 2.1, 2.1.1, etc.). Any reference herein to a particular Schedule (e.g., Schedule ___) shall be deemed a reference to the Schedule hereto that bears the same letter. As used herein, the word "including" shall mean "including, but not limited to."

         26.4.    ASSIGNMENT

                  Except for subcontracting permitted under the terms of
Section 24 hereof, neither this Agreement, nor any interest therein, nor any of the rights and obligations of EDS hereunder, may be directly or indirectly assigned, sold, delegated, or otherwise disposed of by EDS, in whole or in part, without the prior written consent of Kellwood, which may be withheld in its sole discretion.

         26.5.    NOTICES TO A PARTY

                  Except as expressly otherwise stated herein, all notices, requests, consents, approvals, or other communications provided for, or given under, this Agreement, shall be in writing and shall be deemed to have been duly given to a Party if delivered personally, or transmitted by facsimile or electronic mail to such Party at its telecopier number or e-mail address set forth below (with the original sent by recognized overnight courier or first-class mail to the Party at its address set forth below), or sent by first class mail or overnight courier to such Party at its address set forth below, or at such other telecopier number or address, as the case may be, as shall have been communicated in writing by such Party to the other Party in accordance with this Section. All notices shall be deemed given when received in the case of personal delivery or delivery by mail or overnight courier, or when sent in the case of transmission by facsimile or electronic mail with a confirmation, if confirmed by copy sent by overnight courier within one (1) day of sending the facsimile.

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Notices to Kellwood shall be addressed as follows:

                  Kellwood Company
                  Attention: Chief Information Officer
                  600 Kellwood Parkway
                  Chesterfield, Missouri 63017

                           Telecopier No.: (314) 576-3375





with a copy to the attention of Kellwood's General Counsel addressed as follows:

                  Kellwood Company
                  Attention: General Counsel
                  600 Kellwood Parkway
                  Chesterfield, Missouri 63017

                           Telecopier No.: (314) 576-3388

Notices to EDS shall be addressed as follows:

                  Electronic Data Systems Corporation
                  Attention: Midwest Regional President
                  222 West Adams
                  17th Floor
                  Chicago, Illinois 60606

                           Telecopier No.:

with a copy to the attention of EDS' General Counsel at:

                  Electronic Data Systems Corporation
                  Attention: General Counsel
                  5400 Legacy Drive
                  H3-3A-05
                  Plano, Texas 75024-3105

                           Telecopier No.:

         26.6.    AMENDMENTS; WAIVERS

                  Except as expressly provided herein, this Agreement may not be modified, amended, or in any way altered except by a written document duly executed by both of the Parties hereto. No waiver of any provision of this Agreement, nor of any rights or obligations

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of any Party hereunder, shall be effective unless in writing and signed by the Party waiving compliance, and such waiver shall be effective only in the specific instance, and for the specific purpose, stated in such writing. No waiver of breach of, or default under, any provision of this Agreement shall be deemed a waiver of any other provision, or of any subsequent breach or default of the same provision, of this Agreement.

         26.7.    RELATIONSHIP BETWEEN, AND LEGAL STATUS OF, THE PARTIES

                  This Agreement shall not be construed to deem either Party as a representative, agent, employee, partner, or joint venturer of the other. EDS shall be an independent contractor for the performance under this Agreement. EDS shall not have the authority to enter into any agreement, nor to assume any liability, on behalf of Kellwood, nor to bind or commit Kellwood in any manner, except as provided hereunder. EDS' employees who provide services pursuant to this Agreement or who are located on Kellwood's premises shall remain employees of EDS, and EDS shall have sole responsibility for such employees including responsibility for payment of compensation to such personnel and for injury to them in the course of their employment. EDS shall be responsible for all aspects of labor relations with such employees including their hiring, supervision, evaluation, discipline, firing, wages, benefits, overtime and job and shift assignments, and all other terms and conditions of their employment, and Kellwood shall have no responsibility therefor. EDS shall defend, indemnify, and hold harmless Kellwood Indemnitees from and against any and all Losses based upon or related to a claim that EDS' or its Subcontractors' employees are employees of Kellwood.

         26.8.    SEVERABILITY

                  If any provision of this Agreement is determined to be invalid or unenforceable, that provision shall be deemed stricken and the remainder of this Agreement shall continue in full force and effect insofar as it remains a workable instrument to accomplish the intent and purposes of the Parties; the Parties shall replace the severed provision with the provision that will come closest to reflecting the intention of the Parties underlying the severed provision but that will be valid, legal, and enforceable.

         26.9.    COUNTERPARTS

                  This Agreement may be executed in duplicate counterparts. Each such counterpart, if executed by both Parties, shall be an original and both together shall constitute but one and the same document. This Agreement shall not be deemed executed unless and until at least one counterpart bears the signatures of both Parties' designated signatories.

         26.10.   LAWS AND REGULATIONS

                  This Agreement shall be interpreted under, and governed by, the laws and court decisions of the State of Missouri and the United States of America, without giving effect to the State's principles of conflicts of laws.

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         26.11.   VENUE AND JURISDICTION

                  All actions or proceedings arising out of, or related to, this Agreement shall be brought only in an appropriate federal or State court in the County of St. Louis, Missouri and the Parties hereby consent to the jurisdiction of such courts over themselves and the subject matter of such actions or proceedings. EDS hereby appoints EDS' General Counsel and his or her successors in office to be its agent upon whom any process, in any action or proceeding against it arising out of this Agreement, may be served.

         26.12.   NO THIRD-PARTY BENEFICIARIES

                  This Agreement is an agreement between the Parties and confers no rights upon any of the Parties' employees, agents, or contractors, or upon any other Person.

         26.13.   EXPENSES

                  Each Party shall pay all expenses paid or incurred by it in connection with the planning, negotiation, and consummation of this Agreement, subject to the provisions of Section 12.2.

         26.14.   SURVIVAL

                  The provisions of Sections 9, 10, 12, 13, 14, 16, 17, 18, 19, 20, and 24, and any Sections of this Agreement that by their nature may reasonably be presumed to survive any termination or expiration of this Agreement, shall survive any termination or expiration hereof.

         26.15.   NEITHER PARTY CONSIDERED DRAFTER

                  Despite the possibility that one Party may have prepared the initial draft of this Agreement or played the greater role in the physical preparation of subsequent drafts, the Parties agree that neither of them shall be deemed the drafter of this Agreement and that, in construing this Agreement in case of any claim that any provision hereof may be ambiguous, no such provision shall be construed in favor of one Party on the ground that such provision was drafted by the other.

         26.16.   FINALIZATION OF SCHEDULES

                  The Parties agree that the Schedules attached hereto and incorporated herein by reference are substantially complete. The Parties agree to use their good faith efforts to complete them within 30 days after Contract Signing Date. It is understood and agreed that certain information in the Schedules provided by EDS has not yet been verified by Kellwood. Once the Parties have reached final agreement on this information, the Schedules will be revised appropriately. Although units and unit pricing may be adjusted as a result of the above reviews, the Parties have agreed that the initial annualized price for the Services is $[confidential treatment requested].

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         The Parties have executed this Agreement as of the 31st day of
March 2002.



KELLWOOD COMPANY                          ELECTRONIC DATA SYSTEMS CORPORATION

By: /s/ Hal J. Upbin                      By: /s/ Byrne Mulrooney
                                                  ---------------

Title: Chairman, President and Chief      Title: President, MW Region
Executive Officer

Date: March 31, 2002                      Date: March 31, 2002


                                          EDS INFORMATION SERVICES L.L.C

                                          By: /s/ Byrne Mulrooney

                                          Title: President, MW Region

                                          Date: March 31, 2002


                                          EDS DATA SYSTEMS CORPORATION

                                          By: /s/ Paulett Eberhart

                                          Title: President Information
                                                 Solutions US

                                          Date: March 31, 2002




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KELLWOOD COMPANY / ELECTRONIC DATA SYSTEMS CORPORATION   IT SERVICE AGREEMENT

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